Exhibit 10.35

                            SOFTWARE TECHNOLOGY, INC.
                     RESTATED EMPLOYEE STOCK OWNERSHIP PLAN
                               AND TRUST AGREEMENT









                     EMPLOYER IDENTIFICATION NO.: 59-1826393
                                  PLAN NO.: 002
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                                TABLE OF CONTENTS


ALPHABETICAL LISTING OF  DEFINITIONS

ARTICLE I - DEFINITIONS........................................................1
         1.01     "Plan........................................................1
         1.02     "Employer....................................................1
         1.03     "Trustee.....................................................1
         1.04     "Plan Administrator..........................................1
         1.05     "Advisory Committee..........................................1
         1.06     "Employee....................................................1
         1.07     "Highly Compensated Employee.................................2
         1.08     "Participant.................................................2
         1.09     "Beneficiary.................................................2
         1.10     "Compensation................................................2
         1.11     "Account.....................................................4
         1.12     "Accrued Benefit.............................................4
         1.13     "Nonforfeitable..............................................4
         1.14     "Plan Year...................................................4
         1.15     "Effective Date..............................................4
         1.16     "Plan Entry Date.............................................4
         1.17     "Accounting Date.............................................4
         1.18     "Trust.......................................................4
         1.19     "Trust Fund..................................................4
         1.20     "Nontransferable Annuity.....................................4
         1.21     "ERISA.......................................................4
         1.22     "Code........................................................5
         1.23     "Service.....................................................5
         1.24     "Hour of Service.............................................5
         1.25     "Disability..................................................6
         1.26     "Service for Predecessor Employer"...........................6
         1.27     "Related Employers"..........................................6
         1.28     "Leased Employees"...........................................7
         1.29     "Determination of Top Heavy Status"..........................7
         1.30     "Disqualified Person.........................................9
         1.31     "Employer Securities.........................................9
         1.32     "Exempt Loan................................................10
         1.33     "Leveraged Employer Securities..............................10
         1.34     "Qualified Military Service.................................10

ARTICLE II - EMPLOYEE PARTICIPANTS............................................11
         2.01     Eligibility.................................................11
         2.02     Year of Service - Participation.............................11
         2.03     Break  in  Service  -  Participation........................11
         2.04     Participation upon Re-employment............................11

ARTICLE III - EMPLOYER CONTRIBUTIONS AND FORFEITURES..........................12
         3.01     Amount......................................................12
         3.02     Determination of Contribution...............................12
         3.03     Time of Payment of Contribution.............................12
         3.04     Contribution Allocation.....................................12
         3.05     Forfeiture  Allocation......................................14
         3.06     Accrual of Benefit..........................................14
         3.07     Limitations on Allocations to Participants' Accounts........15
         3.08     Definitions - Article III...................................16

ARTICLE IV - PARTICIPANT CONTRIBUTIONS........................................19
         4.01     Participant Voluntary Contributions.........................19
         4.02     Participant  Rollover Contribution..........................19

ARTICLE V - TERMINATION OF SERVICE - PARTICIPANT VESTING......................20
         5.01     Normal Retirement Age.......................................20
         5.02     Participant Disability or Death.............................20
         5.03     Vesting Schedule............................................20
         5.04     Cash-out Distributions to Partially-vested Participants/
                    Restoration of Forfeited Accrued Benefit..................21
         5.05     Segregated Account for Repaid Amount........................22
         5.06     Year of Service - Vesting...................................22
         5.07     Break in Service - Vesting..................................22
         5.08     Included Years of Service - Vesting.........................22
         5.09     Forfeiture Occurs...........................................23


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ARTICLE VI - TIME AND METHOD OF PAYMENT OF BENEFITS...........................24
         6.01     Time of Payment of Accrued Benefit..........................24
         6.02     Method of Payment of Accrued Benefit........................25
         6.03     Benefit Payment Elections...................................28
         6.04     Annuity  Distributions  to  Participants  and  Surviving
                     Spouses..................................................29
         6.05     Special Distribution and Payment Requirements...............29
         6.06     Direct Rollover of Eligible Rollover Distributions..........30
         6.07     Distributions under Domestic Relations Orders...............30

ARTICLE VII - EMPLOYER ADMINISTRATIVE PROVISIONS..............................32
         7.01     Information to Committee....................................32
         7.02     No Liability................................................32
         7.03     Indemnity of Certain Fiduciaries............................32
         7.04     Employer Direction of Investment............................32
         7.05     Amendment to Vesting Schedule...............................32

ARTICLE VIII - PARTICIPANT ADMINISTRATIVE PROVISIONS..........................34
         8.01     Beneficiary Designation.....................................34
         8.02     No Beneficiary Designation/death of Beneficiary.............34
         8.03     Personal Data to Committee..................................34
         8.04     Address for Notification....................................35
         8.05     Assignment or Alienation....................................35
         8.06     Notice  of  Change  in  Terms...............................35
         8.07     Litigation Against the Trust................................35
         8.08     Information Available.......................................35
         8.09     Appeal Procedure for Denial of Benefits.....................35
         8.10     Participant Direction of Investment.........................36

ARTICLE IX - ADVISORY COMMITTEE - DUTIES WITH RESPECT TO
               PARTICIPANTS' ACCOUNTS                                         38
         9.01     Members' Compensation, Expenses.............................38
         9.02     Term........................................................38
         9.03     Powers......................................................38
         9.04     General.....................................................38
         9.05     Funding Policy..............................................39
         9.06     Manner of Action............................................39
         9.07     Authorized Representative...................................39
         9.08     Interested Member...........................................39
         9.09     Individual Accounts.........................................39
         9.10     Value of Participant's Accrued Benefit......................40
         9.11     Allocation to Participant's Accrued Benefit.................40
         9.12     Individual Statement........................................41
         9.13     Account Charged.............................................42
         9.14     Unclaimed Account Procedure.................................42

ARTICLE X - TRUSTEE, POWERS AND DUTIES........................................43
         10.01    Acceptance..................................................43
         10.02    Receipt of Contributions....................................43
         10.03    Full Investment Powers......................................43
         10.04    Records and Statements......................................47
         10.05    Fees and Expenses from Fund.................................47
         10.06    Parties to Litigation.......................................47
         10.07    Professional Agents.........................................47
         10.08    Distribution of Trust Fund..................................47
         10.09    Distribution Directions.....................................48
         10.10    Third Party/multiple Trustees...............................48
         10.11    Resignation.................................................48
         10.12    Removal.....................................................48
         10.13    Interim Duties and Successor Trustee........................48
         10.14    Valuation of Trust..........................................49
         10.15    Limitation on Liability  --  If Investment
                  Manager Appointed...........................................49
         10.16    Investment in Group Trust Fund..............................49
         10.17    Participant Voting Rights -- Employer Securities............49


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ARTICLE XI - MISCELLANEOUS....................................................51
         11.01    Evidence....................................................51
         11.02    No Responsibility for Employer Action.......................51
         11.03    Fiduciaries Not Insurers....................................51
         11.04    Waiver of Notice............................................51
         11.05    Successors..................................................51
         11.06    Word Usage..................................................51
         11.07    State Law...................................................51
         11.08    Employment Not Guaranteed...................................52

ARTICLE XII - EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION.......................53
         12.01    Exclusive Benefit...........................................53
         12.02    Amendment by Employer.......................................53
         12.03    Discontinuance..............................................54
         12.04    Full Vesting on Termination.................................54
         12.05    Merger/direct Transfer......................................54
         12.06    Termination.................................................55
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ALPHABETICAL LISTING OF DEFINITIONS

                                                               Section Reference
Plan Definition                                                    (Page Number)

Account ............................................................... 1.11 (4)
Accounting Date ....................................................... 1.17 (4)
Accrued Benefit ....................................................... 1.12 (4)
Advisory Committee .................................................... 1.05 (1)
Annual Addition ................................................... 3.08(a) (16)
Beneficiary ........................................................... 1.09 (2)
Beneficiary for Article XI Purposes ................................. 11.06 (52)
Break in Service for Eligibility Purposes ............................. 2.03 (1)
Break in Service for Vesting Purpose.................................. 5.07 (22)
Cash-out Distribution ................................................ 5.04 (21)
Closing ............................................................. 11.06 (52)
Code .................................................................. 1.22 (4)
Code ss.411(d)(6) Protected Benefits ................................. 13.02 (1)
Compensation .......................................................... 1.10 (2)
Compensation for Code ss.415 Purposes .............................. 3.08(b)(16)
Compensation for Top Heavy Purposes ................................. 1.29(b)(8)
Contract(s) ....................................................... 11.03(c)(52)
Defined Benefit Plan ............................................... 3.08(h)(16)
Defined Contribution Plan .......................................... 3.08(g)(16)
Determination Date .................................................. 1.29(g)(8)
Disability ............................................................. 1.25(5)
Disqualified Person..................................................... 1.30(8)
Distribution Date ..................................................... 6.01(24)
Effective Date ......................................................... 1.15(4)
Elective Contributions ................................................. 1.10(3)
Elective Transfer ...................................................13.05(A(52)
Employee ............................................................... 1.06(1)
Employer .............................................................. 1.02 (1)
Employer for Code ss.415 Purposes ................................. 3.08(d) (16)
Employer for Top Heavy Purposes .................................... 1.29(f) (8)
Employer Securities.................................................... 1.31 (8)
Employment Commencement Date ......................................... 2.02 (11)
ERISA ................................................................. 1.21 (4)
Excess Amount ......................................................3.08(e) (16)
Exempt Loan............................................................ 1.32 (8)
Exempt Participant ................................................ 8.01(B) (34)
Fair Market Value ................................................... 11.06 (52)


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Forfeiture Break in Service ....................................... 5.08(B) (22)
Group Trust Fund .................................................... 10.16 (50)
Highly Compensated Employee ........................................... 1.07 (1)
Hour of Service ....................................................... 1.24 (4)
Investment Manager ................................................ 9.04(i) (39)
Joint and Survivor Annuity ........................................... 6.04 (29)
Key Employee ....................................................... 1.29(a) (8)
Leased Employees ...................................................... 1.28 (6)
Leveraged Employer Securities.......................................... 1.33 (8)
Limitation Year ................................................... 3.08(f) (16)
Maximum Permissible Amount ........................................ 3.08(c) (16)
Minimum Distribution Incidental Benefit ........................... 6.02(A) (25)
Nonforfeitable ........................................................ 1.13 (4)
Non-Key Employee ................................................... 1.29(b) (8)
Nontransferable Annuity ............................................... 1.20 (4)
Normal Retirement Age ................................................ 5.01 (20)
Notice...............................................................  11.06(52)
Participant ........................................................... 1.08 (2)
Participant Forfeiture ................................................ 3.05 (14
Participant Voluntary Contributions .................................. 4.01 (19)
Permissive Aggregation Group ........................................1.29(e) (8)
Plan................................................................... 1.01 (1)
Plan Administrator .................................................... 1.04 (1)
Plan Entry Date ....................................................... 1.16 (4)
Plan Year ............................................................. 1.14 (4)
Policy .............................................................. 11.03 (52)
Predecessor Employer .................................................. 1.26 (6)
Qualified Domestic Relations Order ................................... 6.07 (30)
Qualified Election Period..........................................8.10(ii) (36)
Qualified Military Service.......................................... . 1.34 (10)
Qualifying Employer Securities ...................................... 10.03 (44)
Qualified Participant...............................................8.10(i) (36)
Related Employers ..................................................... 1.27 (6)
Required Aggregation Group ......................................... 1.29(d) (8)
Required Beginning Date ........................................... 6.01(B) (24)
Rollover Contributions ............................................... 4.02 (19)
Service ............................................................... 1.23 (5)
Top Heavy Minimum Allocation ...................................... 3.04(B) (12)
Top Heavy Ratio ....................................................... 1.29 (7)
Trust ................................................................. 1.18 (4)
Trustee ............................................................... 1.03 (1)
Trust Fund ............................................................ 1.19 (4)
Year of Service for Eligibility Purposes ............................. 2.02 (11)
Year of Service for Vesting Purposes ................................. 5.06 (22)

                           * * * * * * * * * * * * * *


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                            SOFTWARE TECHNOLOGY, INC.
                     RESTATED EMPLOYEE STOCK OWNERSHIP PLAN
                               AND TRUST AGREEMENT

     SOFTWARE TECHNOLOGY, INC., a corporation organized under the laws of the State of Florida, makes this Agreement with DON F. RIORDAN, as Trustee.

                                   WITNESSETH:

     SOFTWARE TECHNOLOGY, INC. continues, within this Trust Agreement, a Plan for the administration and distribution of contributions made by the Employer for the purpose of providing retirement benefits for eligible Employees. This Plan is an amended plan, in restated form, the original plan being established on January 31, 1986. The provisions of this Plan, as amended, apply solely to an Employee whose employment with the Employer terminates on or after the restated Effective Date of the Employer's Plan. If an Employee's employment with the Employer terminates prior to the restated Effective Date, that Employee is entitled to benefits under the Plan as the Plan existed on the date of the Employee's termination of employment.

     Now, therefore, in consideration of their mutual covenants, the Employer and the Trustee agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.01 "Plan" means the retirement plan established and continued by the Employer in the form of this Agreement, designated as the SOFTWARE TECHNOLOGY, INC. Restated Employee Stock Ownership Plan. The Employer has designed this Plan to invest primarily in Employer Securities.

     1.02 "Employer" means SOFTWARE TECHNOLOGY, INC. and any Related Employer which elects to become a party to the Plan, with the approval of the Employer, by adopting the Plan for the benefit of its eligible Employees.

     1.03 "Trustee" means DON F. RIORDAN or any successor in office who in writing accepts the position of Trustee.

     1.04 "Plan Administrator" is the Employer unless the Employer designates another person to hold the position of Plan Administrator. In addition to his other duties, the Plan Administrator has full responsibility for compliance with the reporting and disclosure rules under ERISA as respects this Agreement.

     1.05 "Advisory Committee" means the Employer's Advisory Committee as from time to time constituted.

     1.06 "Employee" means any employee of the Employer.


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     1.07 "Highly Compensated Employee" means an Employee who:

          (a) during the Plan Year or during the preceding Plan Year is a 5% or more owner of the Employer (applying the constructive ownership rules of Code ss.318, and applying the principles of Code ss.318, for an unincorporated entity);

          (b) during the preceding Plan Year has Compensation in excess of $80,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year) and, if the Employer so elects, is part of the top-paid 20% group of employees (based on Compensation for the relevant year).

     For purposes of this Section 1.07, "Compensation" means Compensation as defined in Section 1.10, except no exclusions from Compensation apply other than the exclusions described in paragraphs (a), (b), (c) and (d) of Section 1.10. The Advisory Committee must make the determination of who is a Highly Compensated Employee consistent with Code ss.414(q) and regulations issued under that Code section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Plan Year, as prescribed by Treasury regulations. A calendar year election must apply to all plans and arrangements of the Employer.

     The term "Highly Compensated Employee" also includes any former Employee who separated from Service (or has a deemed Separation from Service, as determined under Treasury regulations) prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his 55th birthday. If the former Employee's Separation from Service occurred prior to January 1, 1987, he is a Highly Compensated Employee only if he satisfied clause (a) of this Section 1.07 or received Compensation in excess of $50,000 during: (1) the year of his Separation from Service (or the prior year); or (2) any year ending after his 54th birthday.

     1.08 "Participant" is an Employee who is eligible to be and becomes a Participant in accordance with the provisions of Section 2.01.

     1.09 "Beneficiary" is a person designated by a Participant who is or may become entitled to a benefit under the Plan. A Beneficiary who becomes entitled to a benefit under the Plan remains a Beneficiary under the Plan until the Trustee has fully distributed his benefit to him. A Beneficiary's right to (and the Plan Administrator's, the Advisory Committee's or a Trustee's duty to provide to the Beneficiary) information or data concerning the Plan does not arise until he first becomes entitled to receive a benefit under the Plan.

     1.10 "Compensation" means W-2 wages as defined under Code ss.3121(a) for purposes of calculating Social Security taxes, determined without regard to the taxable wage base limitation, except Compensation does not include reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, and welfare benefits. Compensation includes elective contributions made by the Employer on the Employee's behalf. Compensation for the profit sharing portion of the Plan is limited to an amount that includes 2,080 hours of service per year multiplied by the appropriate hourly wage for each Participant unless the limitation results in a discriminatory effect in favor of the highly compensated group of Participants. The definition of Compensation for the 401(k) portion of the Plan shall have no modification. "Elective contributions" are amounts excludible from the Employee's gross income under Code ss.ss.125, 402(e)(3), 402(h) or 403(b), and contributed by the Employer, at the Employee's election, to a Code ss.401(k) arrangement, a Simplified Employee Pension, cafeteria plan or tax-sheltered annuity. A Compensation payment includes Compensation paid by the Employer to an Employee through another person under the common paymaster provisions of Code ss.ss.3121(s) and 3306(p). The term "Compensation" does not include:

          (a) Employer contributions (other than "elective contributions") to a plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed, on behalf of an Employee to a Simplified Employee Pension Plan to the extent such contributions are excludible from the Employee's gross income, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed.

          (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

          (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a stock option described in Part II, Subchapter D, Chapter 1 of the Code.

          (d) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code ss.403(b) (whether or not the contributions are excludible from the gross income of the Employee), other than "elective contributions."

     Any reference in this Plan to Compensation is a reference to the definition in this Section 1.10, unless the Plan reference specifies a modification to this definition. The Advisory Committee will take into account only Compensation actually paid for the relevant period.

(A)  Limitations on Compensation.

     (1) Compensation dollar limitation. The Advisory Committee must take into account only the first $150,000 (or such larger amount as the Commissioner of Internal Revenue may prescribe) of any Participant's Compensation.

     (2) Reserved.

(B) Nondiscrimination. For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, Compensation means Compensation as defined in this Section 1.10 except any exclusions from Compensation, other than the exclusions described in paragraphs (a), (b), (c) and (d), do not apply. The Employer also may elect to use an alternate nondiscriminatory definition, in accordance with the requirements of Code ss.414(s) and the regulations issued under that ode section. In determining Compensation under this Section 1.10(B), the Employer may elect to include all elective contributions made by the Employer on behalf of the Employees. The Employer's election to include elective contributions must be consistent and uniform with respect to Employees. The Employer may make this election to include elective contributions for nondiscrimination testing purposes, irrespective of whether this Section 1.10 includes elective contributions in the general Compensation definition applicable to the Plan.

     1.11 "Account" means the separate account(s) which the Advisory Committee or the Trustee maintains for a Participant under the Plan.

     1.12 "Accrued Benefit" means the amount standing in a Participant's Account(s) as of any date derived from Employer contributions.

     1.13 "Nonforfeitable" means a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan, to the Participant's Accrued Benefit.

     1.14 "Plan Year" means the fiscal year of the Plan, a consecutive 12 month period ending every December 31, with a short plan year beginning on February 1, 1998 and ending on December 31, 1998. Prior to this short plan year, the plan year was the 12-month period ending each January 31.

     1.15 "Effective Date" of this Plan, as restated, is February 1, 1998.

     1.16 "Plan Entry Date" means the dates prescribed by Section 2.01.

     1.17 "Accounting Date" is the last day of the Plan Year. Unless otherwise specified in the Plan, the Advisory Committee will make all Plan allocations for a particular Plan Year as of the Accounting Date of that Plan Year.

     1.18 "Trust" means the separate Trust created under the Plan.

     1.19 "Trust Fund" means all property of every kind held or acquired by the Trustee under the Plan.

     1.20 "Nontransferable Annuity" means an annuity which by its terms provides that it may not be sold, assigned, discounted, pledged as collateral for a loan or security for the performance of an obligation or for any purpose to any person other than the insurance company. If the Plan distributes an annuity contract, the contract must be a Nontransferable Annuity.

     1.21 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     1.22 "Code" means the Internal Revenue Code of 1986, as amended.

     1.23 "Service" means any period of time the Employee is in the employ of the Employer, including any period the Employee is on an unpaid leave of absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to Qualified Military Service will be provided in accordance with Code ss.414(u). "Separation from Service" means the Employee no longer has an employment relationship with the Employer maintaining this Plan.

     1.24 "Hour of Service" means:

          (a) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties. The Advisory Committee credits Hours of Service under this paragraph (a) to the Employee for the computation period in which the Employee performs the duties, irrespective of when paid;

          (b) Each Hour of Service for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Advisory Committee credits Hours of Service under this paragraph (b) to the Employee for the computation period(s) to which the award or the agreement pertains rather than for the computation period in which the award, agreement or payment is made; and

          (c) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a computation period, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. The Advisory Committee will credit no more than 501 Hours of Service under this paragraph (c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single computation period). The Advisory Committee credits Hours of Service under this paragraph (c) in accordance with the rules of paragraphs (b) and (c) of Labor Reg. ss.2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this paragraph (c).

     The Advisory Committee will not credit an Hour of Service under more than one of the above paragraphs. A computation period for purposes of this Section
1.24 is the Plan Year, Year of Service period, Break in Service period or other period, as determined under the Plan provision for which the Advisory Committee is measuring an Employee's Hours of Service. The Advisory Committee will resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.

(A) Method of crediting Hours of Service. The Employer will credit every Employee with Hours of Service on the basis of the "actual" method. For purposes of the Plan, "actual" method means the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer.

(B) Maternity/paternity leave. Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the Advisory Committee must credit Hours of Service during an Employee's unpaid absence period due to maternity or paternity leave. The Advisory Committee considers an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement. The Advisory Committee credits Hours of Service under this paragraph on the basis of the number of Hours of Service the Employee would receive if he were paid during the absence period or, if the Advisory Committee cannot determine the number of Hours of Service the Employee would receive, on the basis of 8 hours per day during the absence period. The Advisory Committee will credit only the number (not exceeding 501) of Hours of Service necessary to prevent an Employee's Break in Service. The Advisory Committee credits all Hours of Service described in this paragraph to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which his absence period begins, the Advisory Committee credits these Hours of Service to the immediately following computation period.

     1.25 "Disability" means the Participant, because of a physical or mental disability, will be unable to perform the duties of his customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period which the Advisory Committee considers will be of long continued duration. A Participant also is disabled if he incurs the permanent loss or loss of use of a member or function of the body, or is permanently disfigured, and incurs a Separation from Service. The Plan considers a Participant disabled on the date the Advisory Committee determines the Participant satisfies the definition of disability. The Advisory Committee may require a Participant to submit to a physical examination in order to confirm disability. The Advisory Committee will apply the provisions of this Section
1.25 in a nondiscriminatory, consistent and uniform manner.

     1.26 "Service for Predecessor Employer". If the Employer maintains the plan of a predecessor employer, the Plan treats service of the Employee with the predecessor employer as service with the Employer. In addition to credit with a predecessor employer as set forth in the preceding sentence, the Plan credits service for participation purposes under Section 2.01 only with the following predecessor employers: those employers in the same industry sector as the Employer or any related Employer.

     1.27 "Related Employers". A related group is a controlled group of corporations (as defined in Code ss.414(b)), trades or businesses (whether or not incorporated) which are under common control (as defined in Code ss.414(c)) or an affiliated service group (as defined in Code ss.414(m) or in Code ss.414(o)). If the Employer is a member of a related group, the term "Employer" includes the related group members for purposes of crediting Hours of Service, determining Years of Service and Breaks in Service under Articles II and V, applying the limitations on allocations in Part 2 of Article III, applying the top heavy rules and the minimum allocation requirements of Article III, the definitions of Employee, Highly Compensated Employee, Compensation and Leased Employee, and for any other purpose required by the applicable Code section or by a Plan provision. However, only an Employer described in Section 1.02 may contribute to the Plan and only an Employee employed by an Employer described in
Section 1.02 is eligible to participate in this Plan. For Plan allocation purposes, "Compensation" does not include Compensation received from a related employer not participating in this Plan.

     1.28 "Leased Employees". The Plan treats a Leased Employee as an Employee of the Employer. A Leased Employee is an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code ss.144(a)(3)) on a substantially full time basis for at least one year, and such services are performed under the primary direction or control of the Employer. If a Leased Employee is treated as an Employee by reason of this Section 1.28, "Compensation" includes Compensation from the leasing organization which is attributable to services performed for the Employer.

(A) Safe harbor plan exception. The Plan does not treat a Leased Employee as an Employee if the leasing organization covers the employee in a safe harbor plan and, prior to application of this safe harbor plan exception, 20% or less of the Employer's Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least 10% of the employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the 10% contribution on the basis of compensation as defined in Code ss.415(c)(3) plus elective contributions (as defined in Section 1.10).

(B) Other requirements. The Advisory Committee must apply this Section 1.28 in a manner consistent with Code ss.ss.414(n) and 414(o) and the regulations issued under those Code sections. The Advisory Committee will reduce a Leased Employee's allocation of Employer contributions under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer.

     1.29 "Determination of Top Heavy Status". If this Plan is the only qualified plan maintained by the Employer, the Plan is top heavy for a Plan Year if the top heavy ratio as of the Determination Date exceeds 60%. The top heavy ratio is a fraction, the numerator of which is the sum of the present value of Accrued Benefits of all Key Employees as of the Determination Date and the denominator of which is a similar sum determined for all Employees. The Advisory Committee must include in the top heavy ratio, as part of the present value of Accrued Benefits, any contribution not made as of the Determination Date but includible under Code ss.416 and the applicable Treasury regulations, and distributions made within the Determination Period. The Advisory Committee must calculate the top heavy ratio by disregarding the Accrued Benefit (and distributions, if any, of the Accrued Benefit) of any Non-Key Employee who was formerly a Key Employee, and by disregarding the Accrued Benefit (including distributions, if any, of the Accrued Benefit) of an individual who has not received credit for at least one Hour of Service with the Employer during the Determination Period. The Advisory Committee must calculate the top heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code ss.416 and the regulations under that Code section.

     If the Employer maintains other qualified plans (including a simplified employee pension plan), or maintained another such plan which now is terminated, this Plan is top heavy only if it is part of the Required Aggregation Group, and the top heavy ratio for the Required Aggregation Group and for the Permissive Aggregation Group, if any, each exceeds 60%. The Advisory Committee will calculate the top heavy ratio in the same manner as required by the first paragraph of this Section 1.29, taking into account all plans within the Aggregation Group. To the extent the Advisory Committee must take into account distributions to a Participant, the Advisory Committee must include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The Advisory Committee will calculate the present value of Accrued Benefits under defined benefit plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Code ss.416 and the regulations under that Code section. If a Participant in a defined benefit plan is a Non-Key Employee, the Advisory Committee will determine his Accrued Benefit under the accrual method, if any, which is applicable uniformly to all defined benefit plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Code ss.411(b)(1)(C). To calculate the present value of benefits from a defined benefit plan, the Advisory Committee will use the actuarial assumptions (interest and mortality only) prescribed by the defined benefit plan(s) to value benefits for top heavy purposes. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Advisory Committee must value the Accrued Benefits in the aggregated plan as of the most recent valuation date falling within the twelve-month period ending on the Determination Date, except as Code ss.416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The Advisory Committee will calculate the top heavy ratio with reference to the Determination Dates that fall within the same calendar year.

    Definitions. For purposes of applying the provisions of this Section 1.29:

          (a) "Key Employee" means, as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, for any Plan Year in the Determination Period: (i) has Compensation in excess of 50% of the dollar amount prescribed in Code ss.415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer; (ii) has Compensation in excess of the dollar amount prescribed in Code ss.415(c)(1)(A) (relating to defined contribution plans) and is one of the Employees owning the ten largest interests in the Employer; (iii) is a more than 5% owner of the Employer; or (iv) is a more than 1% owner of the Employer and has Compensation of more than $150,000. The constructive ownership rules of Code ss.318 (or the principles of that section, in the case of an unincorporated Employer,) will apply to determine ownership in the Employer. The number of officers taken into account under clause (i) will not exceed the greater of 3 or 10% of the total number (after application of the Code ss.414(q) exclusions) of Employees, but no more than 50 officers. The Advisory Committee will make the determination of who is a Key Employee in accordance with Code ss.416(i)(1) and the regulations under that Code section.

          (b) "Non-Key Employee" is an employee who does not meet the definition of Key Employee.

          (c) "Compensation" means Compensation as determined under Section 1.07 for purposes of identifying Highly Compensated Employees.

          (d) "Required Aggregation Group" means: (1) each qualified plan of the Employer in which at least one Key Employee participates at any time during the Determination Period; and (2) any other qualified plan of the Employer which enables a plan described in clause (1) to meet the requirements of Code ss.401(a)(4) or of Code ss.410.

          (e) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Code ss.401(a)(4) and of Code ss.410. The Advisory Committee will determine the Permissive Aggregation Group.

          (f) "Employer" means the Employer that adopts this Plan and any related employers described in Section 1.27.

          (g) "Determination Date" for any Plan Year is the Accounting Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Accounting Date of that Plan Year. The "Determination Period" is the 5 year period ending on the Determination Date.

     1.30 "Disqualified Person" shall have the meaning ascribed to that term under Code ss.4975(e)(2).

     1.31 "Employer Securities" means (a) common stock issued by the Employer, or by a corporation which is a member of the same controlled group of corporations, readily tradable on an established securities market. If there is no common stock which meets the requirement of (a), above, the term "Employer Securities" means (b) common stock issued by the Employer, or by a corporation which is a member of the same controlled group, having a combination of voting power and dividend rights equal to or in excess of --

          (i) that class of common stock of the Employer (or of any other such corporation) having the greatest voting power; and

          (ii) that class of common stock of the Employer (or of any other such corporation) having the greatest dividend rights.

     Noncallable preferred stock shall be treated as Employer Securities if such stock is convertible at any time into stock which meets the requirements of (a) or (b), above, whichever is applicable, and if such conversion is at a conversion price which is reasonable. For purposes of the preceding sentence, under regulations prescribed by the Secretary, preferred stock shall be treated as noncallable if after the call there will be a reasonable opportunity for a conversion which meets the requirements of the preceding sentence.

     1.32 "Exempt Loan" means a loan made to this Plan by a Disqualified Person, or a loan to this Plan which a Disqualified Person guarantees, provided the loan satisfies the requirements of Treas. Reg.ss.54.4975-7(b).

     1.33 "Leveraged Employer Securities" mean Employer Securities acquired by the Trust with the proceeds of an Exempt Loan and which satisfy the definition of "qualifying employer securities" under Code ss.4975(e)(8).

     1.34 "Qualified Military Service" means any service in the uniformed services (as defined in Chapter 43 of Title 38, United States Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service.

                          * * * * * * * * * * * * * * *

                                   ARTICLE II
                              EMPLOYEE PARTICIPANTS

     2.01 ELIGIBILITY. Each Employee (other than an Excluded Employee) becomes a Participant in the Plan on the Plan Entry Date (if employed on that date) immediately following the later of his Employment Commencement Date or the date he attains age 21. Plan Entry Date means the Effective Date and the first business day of each month. Each Employee who was a Participant in the Plan on the day before the Effective Date of this amendment continues as a Participant in the Plan.

     An Employee is an Excluded Employee if he is a Leased Employee.

     If a Participant has not incurred a Separation from Service but becomes an Excluded Employee, then during the period such a Participant is an Excluded Employee, the Advisory Committee will limit that Participant's sharing in the allocation of Employer contributions and Participant forfeitures, if any, under the Plan by disregarding his Compensation paid by the Employer for services rendered in his capacity as an Excluded Employee. However, during such period of exclusion, the Participant, without regard to employment classification, continues to receive credit for vesting under Article V for each included Year of Service and the Participant's Account continues to share fully in Trust Fund allocations under Section 9.11.

     2.02 YEAR OF SERVICE - PARTICIPATION. Effective for the Plan Year beginning
February  1,  1998,  the  Plan  no  longer   requires  a  Year  of  Service  for
participation.

     2.03 BREAK IN SERVICE - PARTICIPATION. For purposes of participation in the Plan, the Plan does not apply any Break in Service rule.

     2.04 PARTICIPATION UPON RE-EMPLOYMENT. A Participant whose employment with the Employer terminates will re-enter the Plan as a Participant on the date of his reemployment. An Employee who satisfies the Plan's eligibility conditions but who terminates employment with the Employer prior to becoming a Participant will become a Participant on the later of the Plan Entry Date on which he would have entered the Plan had he not terminated employment or the date of his reemployment. Any Employee who terminates employment prior to satisfying the Plan's eligibility conditions becomes a Participant in accordance with the provisions of Section 2.01.

                          * * * * * * * * * * * * * * *

                                   ARTICLE III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

Part 1. Amount of Employer Contributions and Plan Allocations: Sections 3.01 through 3.06

     3.01 AMOUNT. For each Plan Year, the Employer will contribute to the Trust the amount which the Employer may from time to time deem advisable. The Employer may contribute to this Plan irrespective of whether it has net profits. The Employer intends the Plan to be an employee stock ownership plan for all purposes of the Code. The Employer may not make a contribution to the Trust for any Plan Year to the extent the contribution would exceed the Participants' Maximum Permissible Amounts. See Part 2 of this Article III.

     The Employer contributes to this Plan on the condition its contribution is not due to a mistake of fact and the Revenue Service will not disallow the deduction for its contribution. The Trustee, upon written request from the Employer, must return to the Employer the amount of the Employer's contribution made by the Employer by mistake of fact or the amount of the Employer's contribution disallowed as a deduction under Code ss.404. The Trustee will not return any portion of the Employer's contribution under the provisions of this paragraph more than one year after:

     (a) The Employer made the contribution by mistake of fact; or

     (b) The disallowance of the contribution as a deduction, and then, only to the extent of the disallowance.

     The Trustee will not increase the amount of the Employer contribution returnable under this Section 3.01 for any earnings attributable to the contribution, but the Trustee will decrease the Employer contribution returnable for any losses attributable to it. The Trustee may require the Employer to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable under ERISA.

     3.02 DETERMINATION OF CONTRIBUTION. The Employer, from its records, determines the amount of any contributions to be made by it to the Trust under the terms of the Plan.

     3.03 TIME OF PAYMENT OF CONTRIBUTION. The Employer may pay its contribution for each Plan Year in one or more installments without interest. The Employer must make its contribution to the Plan within the time prescribed by the Code or applicable Treasury regulations. Subject to the consent of the Trustee, the Employer may make its contribution in property (including Employer Securities) rather than cash, provided the contribution of property is not a prohibited transaction under the Code or under ERISA.

    3.04 CONTRIBUTION ALLOCATION.

(A) Method of Allocation. The Advisory Committee will allocate and credit each annual Employer contribution (and Participant forfeitures, if any) to the Account of each Participant who satisfies the conditions of Section 3.06. The Advisory Committee will allocate the annual Employer contributions (and Participant forfeitures) in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

(B) Top Heavy Minimum Allocation.

     (1) Minimum Allocation. If the Plan is top heavy in any Plan Year:

                  (a) Each Non-Key Employee who is a Participant and by the Employer on the last day of the Plan Year will receive a top heavy minimum allocation for that Plan Year, irrespective of whether he satisfies the Hours of Service condition under
                  Section 3.06; and

                  (b) The top heavy minimum allocation is the lesser of 3% of the Non-Key Employee's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee.

     (2) Special Definitions. Effective for Plan Years beginning before February 1, 1998, for purposes of clause (1)(b), "Compensation" means Compensation as defined in Section 1.10, except: (i) Compensation does not include elective contributions; (ii) any exclusions from Compensation (other than the exclusion of elective contributions and the exclusions described in paragraphs (a), (b), (c) and (d) of Section 1.10) do not apply; and (iii) the Advisory Committee must take into account Compensation for the entire Plan Year. Effective for Plan Years beginning on or after February 1, 1998, for purposes of clause (1)(b), "Compensation" means Compensation as defined in Section 1.10, except: (i) any exclusions from Compensation (other than the exclusions described in paragraphs (a), (b), (c) and (d) of Section 1.10) do not apply; and (ii) the Advisory Committee must take into account Compensation for the entire Plan Year.

     (3) Determining Contribution Rates. For purposes of this Section 3.04(B), a Participant's contribution rate is the sum of Employer contributions (not including Employer contributions to Social Security) and forfeitures allocated to the Participant's Account for the Plan Year divided by his Compensation for the entire Plan Year. However, for purposes of satisfying a Participant's top heavy minimum allocation in Plan Years beginning after December 31, 1988, a Participant's contribution rate does not include any elective contributions under a Code ss.401(k) arrangement nor any Employer matching contributions necessary to satisfy the nondiscrimination requirements of Code ss.401(k) or of Code ss.401(m). To determine a Participant's contribution rate, the Advisory Committee must treat all qualified top heavy defined contribution plans maintained by the Employer (or by any related Employers described in Section 1.27) as a single plan.

     (4) No Allocations. If, for a Plan Year, there are no allocations of Employer contributions or forfeitures for any Key Employee, the Plan does not require any top heavy minimum allocation for the Plan Year, unless a top heavy minimum allocation applies because of the maintenance by the Employer of more than one plan.

     (5) Method of Compliance. The Plan will satisfy the top heavy minimum allocation in accordance with this Section 3.04(B)(5). The Advisory Committee first will allocate the Employer contributions (and Participant forfeitures, if any) for the Plan Year in accordance with the allocation formula under Section 3.04(A). The Employer then will contribute an additional amount for the Account of any Participant entitled under this
     Section 3.04(B) to a top heavy minimum allocation and whose contribution rate for the Plan Year, under this Plan and any other plan aggregated under paragraph (3), is less than the top heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top heavy minimum allocation. The Advisory Committee will allocate the additional contribution to the Account of the Participant on whose behalf the Employer makes the contribution.

          3.05 FORFEITURE ALLOCATION. The amount of a Participant's Accrued Benefit forfeited under the Plan is a Participant forfeiture. Subject to any restoration allocation required under Section 9.14, the Advisory Committee will allocate a Participant forfeiture in accordance with Section 3.04, as an Employer contribution for the Plan Year in which the forfeiture occurs, as if the Participant forfeiture were an additional Employer contribution for that Plan Year. The Advisory Committee will continue to hold the undistributed, non-vested portion of a terminated Participant's Accrued Benefit in his Account solely for his benefit until a forfeiture occurs at the time specified in Section 5.09, or, if applicable, until the time specified in Section 9.14. Except as provided under Section 5.04, a Participant will not share in the allocation of a forfeiture of any portion of his Accrued Benefit. In making a forfeiture allocation under this
     Section 3.05, the Advisory Committee, must base forfeitures of Employer Securities upon the fair market value of the Employer Securities as of the Accounting Date of the forfeitures.

     3.06 ACCRUAL OF BENEFIT. The Advisory Committee will determine the accrual of benefit (Employer contributions and Participant forfeitures) on the basis of the Plan Year.

(A) Compensation Taken Into Account. In allocating an Employer contribution to a Participant's Account, the Advisory Committee, except for purposes of determining the top heavy minimum contribution under Section 3.04(B), will take into account only the Compensation determined for the portion of the Plan Year in which the Employee actually is a Participant.

(B) Hours of Service Requirement. Effective for the Plan Year beginning February 1, 1998, a Participant no longer has to meet a service requirement to be eligible to share in the allocation of Employer contributions and Participant forfeitures.

(C) Suspension of Accrual Requirements. Reserved.
Part 2.  Limitations on Allocations: Sections 3.07 and 3.08

     3.07 LIMITATIONS ON ALLOCATIONS TO PARTICIPANTS' ACCOUNTS. The amount of Annual Additions which the Advisory Committee may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount. If the amount the Employer otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer will reduce the amount of its contribution so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer contributions, pursuant to Section 3.04, would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 3.07(B)) to the Participant's Account, the Advisory Committee will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Advisory Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

(A) Estimation of Compensation. Prior to the determination of the Participant's actual Compensation for a Limitation Year, the Advisory Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Limitation Year. The Advisory Committee must make this determination on a reasonable and uniform basis for all Participants similarly situated. The Advisory Committee must reduce any Employer contributions (including any allocation of forfeitures) based on estimated annual Compensation by any Excess Amount carried over from prior years. As soon as is administratively feasible after the end of the Limitation Year, the Advisory Committee will determine the Maximum Permissible Amount for such Limitation Year on the basis of the Participant's actual Compensation for such Limitation Year.

(B) More Than One Plan. If the Advisory Committee allocated an Excess Amount to a Participant's Account on an allocation date of this Plan which coincides with an allocation date of another defined contribution plan maintained by the Employer, the Excess Amount attributed to this Plan will be the product of:

     (a) The total Excess Amount allocated as of such date (including any amount which the Advisory Committee would have allocated but for the limitations of Codess.415); times

     (b) The ratio of (i) the amount allocated to the Participant as of such date under this Plan divided by (ii) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Codess.415).

(C) Disposition of Excess Amount. If, pursuant to Section 3.07(A), or because of the allocation of forfeitures, there is an Excess Amount with respect to a Participant for a Limitation Year, the Advisory Committee will dispose of such Excess Amount as follows:

     (a) The Advisory Committee will return any nondeductible voluntary Employee contributions to the Participant to the extent the return would reduce the Excess Amount.

     (b) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan covers the Participant at the end of the Limitation Year, then the Advisory Committee will use the Excess Amount(s) to reduce future Employer contributions (including any allocation of forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant. The Participant may elect to limit his Compensation for allocation purposes to the extent necessary to reduce his allocation for the Limitation Year to the Maximum Permissible Amount and eliminate the Excess Amount.

     (c) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan does not cover the Participant at the end of the Limitation Year, then the Advisory Committee will hold the Excess Amount unallocated in a suspense account. The Advisory Committee will apply the suspense account to reduce Employer Contributions (including allocation of forfeitures) for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year if necessary. Neither the Employer nor any Employee may contribute to the Plan for any Limitation Year in which the Plan is unable to allocate fully a suspense account maintained pursuant to this paragraph (c).

     (d) The Advisory Committee will not distribute any Excess Amount(s) to Participants or to former Participants.

     3.08 DEFINITIONS - ARTICLE III. For purposes of Article III, the following terms mean:

     (a) "Annual Addition" - The sum of the following amounts allocated on behalf of a Participant for a Limitation Year: (i) all Employer contributions; (ii) all forfeitures; and (iii) all Employee contributions. Except to the extent provided in Treasury regulations, Annual Additions include excess contributions described in Code ss.401(k), excess aggregate contributions described in Code ss.401(m) and excess deferrals described in Code ss.402(g), irrespective of whether the plan distributes or forfeits such excess amounts. Annual Additions also include Excess Amounts reapplied to reduce Employer contributions under Section 3.07. Amounts allocated after March 31, 1984, to an individual medical account (as defined in Code ss.415(l)(2)) included as part of a defined benefit plan maintained by the Employer are Annual Additions. Furthermore, Annual Additions include contributions paid or accrued after December 31, 1985, for taxable years ending after December 31, 1985, attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code ss.419A(d)(3)) under a welfare benefit fund (as defined in Code ss.419(e)) maintained by the Employer, but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount.

     "Annual Additions" do not include any Employer contributions applied by the Advisory Committee (not later than the due date, including extensions, for filing the Employer's Federal income tax return for the Plan Year) to pay interest (charged to a Participant's Account) on an Exempt Loan, and any Leveraged Employer Securities the Advisory Committee allocates as forfeitures; provided however, the provisions of this sentence do not apply in a Limitation Year for which the Advisory Committee allocates more than one-third (1/3) of the Employer contributions applied to pay principal and interest on an Exempt Loan to Highly Compensated Employee-Participants. The Advisory Committee may reallocate the Employer contributions in accordance with Section 3.04 to the Accounts of non-Highly Compensated Employee-Participants to the extent necessary in order to satisfy this special limitation.

     (b) "Compensation" -

          (1) For Plan Years beginning before February 1, 1998, for purposes of applying the limitations of Part 2 of this Article III, "Compensation" means Compensation as defined in Section 1.10, except Compensation does not include elective contributions and any exclusion from Compensation (other than the exclusion of elective contributions and the exclusions described in paragraphs (a), (b), (c) and (d) of Section 1.10) does not apply.

          (2) For Plan Years beginning on or after February 1, 1998, for purposes of applying the limitations of Part 2 with this Article III, "Compensation" means Compensation as defined in Section 1.10, except any exclusion from Compensation (such as the exclusions described in paragraphs
     (a), (b), (c) and (d) of Section 1.10) does not apply.

     (c) "Maximum Permissible Amount" - The lesser of (i) $30,000 (or such larger amount as may be determined by the Secretary of Treasury pursuant to Code ss.415(d)), or (ii) 25% of the Participant's Compensation for the Limitation Year. If there is a short Limitation Year because of a change in Limitation Year, the Advisory Committee will multiply the $30,000 limitation (or larger limitation) by the following fraction:

                  Number of months in the short Limitation Year
                                       12

     (d) "Employer" - The Employer that adopts this Plan and any related employers described in Section 1.27. Solely for purposes of applying the limitations of Part 2 of this Article III, the Advisory Committee will determine related employers described in Section 1.27 by modifying Code ss.ss.414(b) and (c) in accordance with Code ss.415(h).

     (e) "Excess Amount" - The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

     (f) "Limitation Year" - The Plan Year. If the Employer amends the Limitation Year to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which the Employer makes the amendment, creating a short Limitation Year.

     (g) "Defined Contribution plan" - A retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which the plan may allocate to such participant's account. The Advisory Committee must treat all defined contribution plans (whether or not terminated) maintained by the Employer as a single plan.

                          * * * * * * * * * * * * * * *

                                   ARTICLE IV
                            PARTICIPANT CONTRIBUTIONS

     4.01 PARTICIPANT VOLUNTARY CONTRIBUTIONS. The Plan does not permit nor require Participant voluntary contributions.

     4.02  PARTICIPANT   ROLLOVER   CONTRIBUTION.   The  Plan  does  not  permit
Participant rollover contributions.

                          * * * * * * * * * * * * * * *

                                    ARTICLE V
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

     5.01 NORMAL RETIREMENT AGE. A Participant's Normal Retirement Age is 55 years of age. A Participant's Accrued Benefit derived from Employer contributions is 100% Nonforfeitable upon and after his attaining Normal Retirement Age (if employed by the Employer on or after that date).

     5.02 PARTICIPANT DISABILITY OR DEATH. If a Participant's employment with the Employer terminates as a result of death or disability, the Participant's Accrued Benefit derived from Employer contributions will be 100% Nonforfeitable.

     5.03 VESTING SCHEDULE.

(A) Vesting Schedule. Except as provided in Sections 5.01 and 5.02, for each Year of Service, a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions equals the percentage in the following vesting schedule:

                                                        Percent of
        Years of Service                              Nonforfeitable
        With the Employer                            Accrued Benefit

        Less than 3.......................................None
             3.............................................20%
             4.............................................40%
             5.............................................60%
             6.............................................80%
             7 or more....................................100%

(B) Special Vesting Schedule. If the Trustee makes a distribution (other than a cash-out distribution described in Section 5.04) to a partially-vested Participant, and the Participant has not incurred a Forfeiture Break in Service at the relevant time, the Advisory Committee will establish a separate Account for the Participant's Accrued Benefit. At any relevant time following the distribution, the Advisory Committee will determine the Participant's Nonforfeitable Accrued Benefit derived from Employer contributions in accordance with the following formula: P(AB + (R x D)) - (R x D).

     To apply this formula, "P" is the Participant's current vesting percentage at the relevant time, "AB" is the Participant's Employer-derived Accrued Benefit at the relevant time, "R" is the ratio of "AB" to the Participant's Employer-derived Accrued Benefit immediately following the earlier distribution and "D" is the amount of the earlier distribution. If, under a restated Plan, the Plan has made distribution to a partially-vested Participant prior to its restated Effective Date and is unable to apply the cash-out provisions of
Section 5.04 to that prior distribution, this special vesting formula also applies to that Participant's remaining Account.

     5.04 CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS/RESTORATION OF FORFEITED ACCRUED BENEFIT. If, pursuant to Article VI, a partially-vested Participant receives a cash-out distribution before he incurs a Forfeiture Break in Service (as defined in Section 5.08), the cash-out distribution will result in an immediate forfeiture of the nonvested portion of the Participant's Accrued Benefit derived from Employer contributions. See Section 5.09. A partially-vested Participant is a Participant whose Nonforfeitable Percentage determined under Section 5.03 is less than 100%. A cash-out distribution is a distribution of the entire present value of the Participant's Nonforfeitable Accrued Benefit.

(A) Restoration and Conditions upon Restoration. A partially-vested Participant who is re-employed by the Employer after receiving a cash-out distribution of the Nonforfeitable percentage of his Accrued Benefit may repay the Trustee the amount of the cash-out distribution attributable to Employer contributions, unless the Participant no longer has a right to restoration by reason of the conditions of this Section 5.04(A). If a partially-vested Participant makes the cash-out distribution repayment, the Advisory Committee, subject to the conditions of this Section 5.04(A), must restore his Accrued Benefit attributable to Employer contributions to the same dollar amount as the dollar amount of his Accrued Benefit on the Accounting Date, or other valuation date, immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Accounting Date, or other valuation date. Restoration of the Participant's Accrued Benefit includes restoration of all Code ss.411(d)(6) protected benefits with respect to that restored Accrued Benefit, in accordance with applicable Treasury regulations. The Advisory Committee will not restore a re-employed Participant's Accrued Benefit under this paragraph if:

          (1) 5 years have elapsed since the Participant's first re-employment date with the Employer following the cash-out distribution; or

          (2) The Participant incurred a Forfeiture Break in Service (as defined in Section 5.08). This condition also applies if the Participant makes repayment within the Plan Year in which he incurs the Forfeiture Break in Service and that Forfeiture Break in Service would result in a complete forfeiture of the amount the Advisory Committee otherwise would restore.

(B) Time and Method of Restoration. If neither of the two conditions preventing restoration of the Participant's Accrued Benefit applies, the Advisory Committee will restore the Participant's Accrued Benefit as of the Plan Year Accounting Date coincident with or immediately following the repayment. To restore the Participant's Accrued Benefit, the Advisory Committee, to the extent necessary, will allocate to the Participant's Account:

          (1) First, the amount, if any, of Participant forfeitures the Advisory Committee would otherwise allocate under Section 3.05;

          (2) Second, the amount, if any, of the Trust Fund net income or gain for the Plan Year; and

          (3) Third, the Employer contribution for the Plan Year to the extent made under a discretionary formula.

     To the extent the amounts described in clauses (1), (2) and (3) are insufficient to enable the Advisory Committee to make the required restoration, the Employer must contribute, without regard to any requirement or condition of
Section 3.01, the additional amount necessary to enable the Advisory Committee to make the required restoration. If, for a particular Plan Year, the Advisory Committee must restore the Accrued Benefit of more than one re-employed Participant, then the Advisory Committee will make the restoration allocation(s) to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all re-employed Participants. The Advisory Committee will not take into account the allocation under this Section 5.04 in applying the limitation on allocations under Part 2 of Article III.

     5.05 SEGREGATED ACCOUNT FOR REPAID AMOUNT. The Trustee shall invest the cash-out amount the Participant has repaid in a segregated Account maintained solely for that Participant. The Trustee must invest the amount in the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. Until commingled with the balance of the Trust Fund on the date the Advisory Committee directs, the Participant's segregated Account remains a part of the Trust, but it alone shares in any income it earns and it alone bears any expense or loss it incurs. The Advisory Committee will direct the Trustee to repay to the Participant as soon as is administratively practicable the full amount of the Participant's segregated Account if the Advisory Committee determines either of the conditions of Section 5.04(A) prevents restoration as of the applicable Accounting Date, notwithstanding the Participant's repayment. The Advisory Committee shall direct the Trustee to commingle the Participant's segregated account with the balance of the Trust Fund as of the second Accounting Date immediately following the date of the Participant's repayment.

     5.06 YEAR OF SERVICE - VESTING. For purposes of vesting under Section 5.03, Year of Service means any Plan Year during which an Employee completes not less than 1,000 Hours of Service with the Employer.

     5.07  BREAK IN  SERVICE  -  VESTING.  For  purposes  of this  Article  V, a
Participant incurs a "Break in Service" if during any Plan Year he does not complete more than 500 Hours of Service with the Employer.

     5.08 INCLUDED YEARS OF SERVICE - VESTING.

(A) Included Years of Service. For purposes of determining "Years of Service" under Section 5.06, the Plan takes into account all Years of Service an Employee completes with the Employer.

(B) Forfeiture Break in Service. For the sole purpose of determining a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions which accrued for his benefit prior to a Forfeiture Break in Service, the Plan disregards any Year of Service after the Participant first incurs a Forfeiture Break in Service. The Participant incurs a Forfeiture Break in Service when he incurs 5 consecutive Breaks in Service.

     5.09 FORFEITURE OCCURS. A Participant's forfeiture, if any, of his Accrued Benefit derived from Employer contributions occurs under the Plan on the earlier of:

          (a) The last day of the Plan Year in which the Participant first incurs a Forfeiture Break in Service; or

          (b) The date the Participant receives a cash-out distribution.

     The Advisory Committee determines the percentage of a Participant's Accrued Benefit forfeiture, if any, under this Section 5.09 solely by reference to the vesting schedule of Section 5.03. A Participant will not forfeit any portion of his Accrued Benefit for any other reason or cause except as expressly provided by this Section 5.09 or as provided under Section 9.14.

                          * * * * * * * * * * * * * * *

                                   ARTICLE VI
                     TIME AND METHOD OF PAYMENT OF BENEFITS

     6.01 TIME OF PAYMENT OF ACCRUED BENEFIT. Unless, pursuant to Section 6.03, the Participant or the Beneficiary elects in writing to a different time or method of payment, the Advisory Committee will direct the Trustee to commence distribution of a Participant's Nonforfeitable Accrued Benefit in accordance with this Section 6.01. A Participant must consent, in writing, to any distribution required under this Section 6.01 if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $5,000 and the Participant has not attained Normal Retirement Age. A distribution date under this Article VI, unless otherwise specified within the Plan, is the 60th day after the close of the Plan Year or as soon as administratively practicable following a distribution date. For purposes of the consent requirements under this Article VI, if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of any distribution, exceeds $5,000, the Advisory Committee must treat that present value as exceeding $5,000 for purposes of all subsequent Plan distributions to the Participant.

(A) Separation from Service for a Reason Other Than Death.

     (1) Participant's Nonforfeitable Accrued Benefit Not Exceeding $5,000. If the Participant's Separation from Service is for any reason other than death, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in lump sum, as soon as administratively practicable following the close of the Plan Year during which the Participant's Separation from Service occurs, but in no event later than the 60th day following the close of the Plan Year in which the Participant attains Normal Retirement Age. If the Participant has attained Normal Retirement Age when he separates from Service, the distribution under this paragraph will occur no later than the 60th day following the close of the Plan Year in which the Participant's Separation from Service occurs.

     (2) Participant's Nonforfeitable Accrued Benefit Exceeds $5,000. If the Participant's Separation from Service is for any reason other than death, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit at the time elected by the Participant, pursuant to Section 6.03. In the absence of an election by the Participant, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in lump sum on the 60th day following the close of the Plan Year in which the later of the following events occurs: (a) the Participant attains Normal Retirement Age; or (b) the Participant separates from Service.

     (3) Disability. If the Participant's Separation from Service is because of disability, the Advisory Committee will direct the Trustee to pay the Participant's Nonforfeitable Accrued Benefit in lump sum, on the first administratively practicable distribution date of the first Plan Year beginning after the Participant's Separation from Service, subject to the notice and consent requirements of this Article VI and to the applicable mandatory commencement dates described in Paragraph (1) or in Paragraph (2).

(B) Required Beginning Date. If any distribution commencement date described under Paragraph (A) of this Section 6.01, either by Plan provision or by Participant election (or nonelection), is later than the Participant's Required Beginning Date, the Advisory Committee instead must direct the Trustee to make distribution on the Participant's Required Beginning Date. A Participant's Required Beginning Date is the later of the April 1 following the close of the calendar year in which (i) the Participant attains age 70 1/2 or (ii) the Participant separates from service; provided, however, if the Participant is a 5% or more owner, the Required Beginning Date is the April 1 following the close of the calendar year in which the said Participant attains age 70 1/2. However, Participants, who are not 5% owners and who attain age 70 1/2 prior to or on December 31, 1998 while still employed by the Employer, may elect to commence their required minimum distribution pursuant to Code ss.401(a)(9). A mandatory distribution at the Participant's Required Beginning Date will be in lump sum unless the Participant, pursuant to the provisions of this Article VI, makes a valid election to receive an alternative form of payment.

(C) Death of the Participant. The Advisory Committee will direct the Trustee, in accordance with this Section 6.01(C), to distribute to the Participant's Beneficiary the Participant's Nonforfeitable Accrued Benefit remaining in the Trust at the time of the Participant's death.

     (1) Deceased Participant's Nonforfeitable Accrued Benefit Does Not Exceed $5,000. The Advisory Committee must direct the Trustee to distribute the deceased Participant's Nonforfeitable Accrued Benefit in lump sum, as soon as administratively practicable following the Participant's death or, if later, the date on which the Advisory Committee receives notification of or otherwise confirms the Participant's death.

     (2) Deceased Participant's Nonforfeitable Accrued Benefit Exceeds $5,000. The Advisory Committee will direct the Trustee to distribute the deceased Participant's Nonforfeitable Accrued Benefit at the time and in the method elected by the Participant or, if applicable by the Beneficiary, as permitted under this Article VI. In the absence of an election the Advisory Committee will direct the Trustee to distribute the Participant's undistributed Nonforfeitable Accrued Benefit in lump sum on the first distribution date following the close of the Plan Year in which the Participant's death occurs or, if later, the first distribution date following the date the Advisory Committee receives notification of or otherwise confirms the Participant's death.

     If the death benefit is payable in full to the Participant's surviving spouse, the surviving spouse, in addition to the distribution options provided in this Section 6.01(C), may elect distribution at any time or in any form this
Article VI would permit for a Participant.

     6.02 METHOD OF PAYMENT OF ACCRUED BENEFIT. Subject to any restrictions prescribed by Section 6.03, a Participant or Beneficiary may elect distribution under one, or any combination, of the following methods: (a) by payment in lump sum; or (b) by payment in monthly, quarterly, or annual installments over a fixed reasonable period of time, not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his Beneficiary. See Section 11.04. The Participant's Accrued Benefit in his Employer Securities Account will be distributed in whole shares of Employer Securities; the Participant's Accrued Benefit in his General Investments Account or in fractional shares of Employer Securities will be distributed in cash.

     The distribution options permitted under this Section 6.02 are available only if the present value of the Participant Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $5,000. To facilitate installment payments under this Article VI, the Advisory Committee may direct the Trustee to segregate all or any part of the Participant's Accrued Benefit in a separate Account. The Trustee will invest the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated Account remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. Subject to Section 10.08, a Participant or Beneficiary may elect to receive an installment distribution in the form of a Nontransferable Annuity Contract. Under an installment distribution, the Participant or Beneficiary, at any time, may elect to accelerate the payment of all, or any portion, of the Participant's unpaid Nonforfeitable Accrued Benefit.

(A) Minimum Distribution Requirements for Participants. The Advisory Committee may not direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit, nor may the Participant elect to have the Trustee distribute his Nonforfeitable Accrued Benefit, under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code ss.401(a)(9) and the applicable Treasury regulations. The minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit as of the latest valuation date preceding the beginning of the calendar year divided by the Participant's life expectancy or, if applicable, the joint and last survivor expectancy of the Participant and his designated Beneficiary (as determined under Article VIII, subject to the requirements of the Code ss.401(a)(9) regulations). The Advisory Committee will increase the
Participant's Nonforfeitable Accrued Benefit, as determined on the relevant valuation date, for contributions or forfeitures allocated after the valuation date and by December 31 of the valuation calendar year, and will decrease the valuation by distributions made after the valuation date and by December 31 of the valuation calendar year. For purposes of this valuation, the Advisory Committee will treat any portion of the minimum distribution for the first distribution calendar year made after the close of that year as a distribution occurring in that first distribution calendar year. In computing a minimum distribution, the Advisory Committee must use the unisex life expectancy multiples under Treas. Reg. ss.1.72-9. The Advisory Committee, only upon the Participant's written request, will compute the minimum distribution for a calendar year subsequent to the first calendar year for which the Plan requires a minimum distribution by redetermining the applicable life expectancy. However, the Advisory Committee may not redetermine the joint life and last survivor expectancy of the Participant and a nonspouse designated Beneficiary in a manner which takes into account any adjustment to a life expectancy other than the Participant's life expectancy.

     If the Participant's spouse is not his designated Beneficiary, a method of payment to the Participant (whether by Participant election or by Advisory Committee direction) may not provide more than incidental benefits to the Beneficiary. For Plan Years beginning after December 31, 1988, the Plan must satisfy the minimum distribution incidental benefit ("MDIB") requirement in the Treasury regulations issued under Code ss.401(a)(9) for distributions made on or after the Participant's Required Beginning Date and before the Participant's death. To satisfy the MDIB requirement, the Advisory Committee will compute the minimum distribution required by this Section 6.02(A) by substituting the applicable MDIB divisor for the applicable life expectancy factor, if the MDIB divisor is a lesser number. Following the Participant's death, the Advisory Committee will compute the minimum distribution required by this Section 6.02(A) solely on the basis of the applicable life expectancy factor and will disregard the MDIB factor. For Plan Years beginning prior to January 1, 1989, the Plan satisfies the incidental benefits requirement if the distributions to the Participant satisfied the MDIB requirement or if the present value of the retirement benefits payable solely to the Participant is greater than 50% of the present value of the total benefits payable to the Participant and his Beneficiaries. The Advisory Committee must determine whether benefits to the Beneficiary are incidental as of the date the Trustee is to commence payment of the retirement benefits to the Participant, or as of any date the Trustee redetermines the payment period to the Participant.

     The minimum distribution for the first distribution calendar year is due by the Participant's Required Beginning Date. The minimum distribution for each subsequent distribution calendar year, including the calendar year in which the Participant's Required Beginning Date falls, is due by December 31 of that calendar year. If the Participant receives distribution in the form of a Nontransferable Annuity Contract, the distribution satisfies this Section 6.02(A) if the contract complies with the requirements of Code ss.401(a)(9) and the applicable Treasury regulations.

(B) Minimum Distribution Requirements for Beneficiaries. The method of distribution to the Participant's Beneficiary must satisfy Code ss.401(a)(9) and the applicable Treasury regulations. If the Participant's death occurs after his Required Beginning Date, the method of payment to the Beneficiary must provide for completion of payment over a period which does not exceed the payment period which had commenced for the Participant. If the Participant's death occurs prior to his Required Beginning Date, the method of payment to the Beneficiary must provide for completion of payment to the Beneficiary over a period not exceeding: (i) 5 years after the date of the Participant's death; or (ii) if the Beneficiary is a designated Beneficiary, the designated Beneficiary's life expectancy. The Advisory Committee may not direct payment of the Participant's Nonforfeitable Accrued Benefit over a period described in clause (ii) unless the Trustee will commence payment to the designated Beneficiary no later than the December 31 following the close of the calendar year in which the Participant's death occurred or, if later, and the designated Beneficiary is the Participant's surviving spouse, December 31 of the calendar year in which the Participant would have attained age 70 1/2. If the Trustee will make distribution in accordance with clause (ii), the minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit as of the latest valuation date preceding the beginning of the calendar year divided by the designated Beneficiary's life expectancy. The Advisory Committee must use the unisex life expectancy multiples under Treas. Reg. ss.1.72-9 for purposes of applying this paragraph. The Advisory Committee will not recalculate the life expectancy of any Beneficiary, including the Participant's surviving spouse. The Advisory Committee will apply this paragraph by treating any amount paid to the Participant's child, which becomes payable to the Participant's surviving spouse upon the child's attaining the age of majority, as paid to the Participant's surviving spouse. Upon the Beneficiary's written request, the Advisory Committee must direct the Trustee to accelerate payment of all, or any portion, of the Participant's unpaid Accrued Benefit, as soon as administratively practicable following the effective date of that request.

     6.03 BENEFIT PAYMENT ELECTIONS. Not earlier than 90 days, but not later than 30 days, before the Participant's distribution date, the Advisory Committee must provide a benefit notice to a Participant who is eligible to make an election under this Section 6.03. The benefit notice must explain the optional forms of benefit in the Plan, including the material features and relative values of those options, and the Participant's right to defer distribution until he attains Normal Retirement Age.

     If a  Participant  or  Beneficiary  makes an  election  prescribed  by this
Section 6.03, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in accordance with that election. Any election under this Section 6.03 is subject to the requirements of Section
6.02. The  Participant  or Beneficiary  must make an election under this Section
6.03 by filing his election form with the Advisory Committee at any time before the Trustee otherwise would commence to pay a Participant's Accrued Benefit in accordance with the requirements of Article VI.

(A) Participant Elections After Separation from Service. If the present value of a Participant's Nonforfeitable Accrued Benefit exceeds $5,000, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit as soon as administratively practicable following the close of the Plan Year during which the Participant's separation from service occurs, but in no event later than the 60th day following the close of the Plan Year in which the Participant attains Normal Retirement Age. Following his attainment of Normal Retirement Age, a Participant who has separated from Service may elect distribution as of any distribution date, irrespective of the restrictions otherwise applicable under this Section 6.03(A). If the Participant is partially vested in his Accrued Benefit, an election under this Paragraph (A) to distribute prior to the Participant's incurring a Forfeiture Break in Service (as defined in Section 5.08), must be in the form of a cash-out distribution (as defined in Article V). A Participant may not receive a distribution if, prior to the time the Trustee actually makes the distribution, the Participant returns to employment with the Employer.

(B) Participant Elections Prior to Separation from Service. After a Participant attains Normal Retirement Age, the Participant, until he retires, has a continuing election to receive all or any portion of his Accrued Benefit. A Participant must make an election under this Section 6.03(B) on a form prescribed by the Advisory Committee at any time during the Plan Year for which his election is to be effective. In his written election, the Participant must specify the percentage or dollar amount he wishes the Trustee to distribute to him. The Participant's election relates solely to the percentage or dollar amount specified in his election form and his right to elect to receive an amount, if any, for a particular Plan Year greater than the dollar amount or percentage specified in his election form terminates on the Accounting Date. The Trustee must make a distribution to a Participant in accordance with his election under this Section 6.03(B) within the 90 day period (or as soon as administratively practicable) after the Participant files his written election with the Trustee. The Trustee will distribute the balance of the Participant's Accrued Benefit not distributed pursuant to his election(s) in accordance with the other distribution provisions of this Plan.

(C) Death Benefit Elections. If the present value of the deceased Participant's Nonforfeitable Accrued Benefit exceeds $5,000, the Participant's Beneficiary may elect to have the Trustee distribute the Participant's Nonforfeitable Accrued Benefit in a method and within a period permitted under Section 6.02. The Beneficiary's election is subject to any restrictions designated in writing by the Participant and not revoked as of his date of death.

     6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES. The joint and survivor annuity requirements of the Code do not apply to this Plan. The Plan does not provide any life annuity distributions to Participants. A transfer agreement described in Section 13.05 may not permit a plan which is subject to the provisions of Code ss.417 to transfer assets to this Plan.

     6.05 SPECIAL DISTRIBUTION AND PAYMENT REQUIREMENTS. Unless the Participant elects in writing to have the Trustee apply other distribution provisions of the Plan, or unless other distribution provisions of the Plan require earlier distribution of the Participant's Accrued Benefit, the Trustee must distribute the portion of the Participant's Accrued Benefit attributable to Employer Securities (the "Eligible Portion") no later than the time prescribed by this
Section 6.05, irrespective of any other provision of the Plan. The distribution provisions of this Section 6.05 are subject to the consent and form of distribution requirements of Articles V and VI of the Plan.

         (a) If the Participant separates from Service by reason of the attainment of Normal Retirement Age, death, or disability, the Advisory Committee will direct the Trustee to commence distribution of the Eligible Portion not later than one year after the close of the Plan Year in which the applicable event occurs.

         (b) If the Participant separates from Service for any reason other than by reason of the attainment of Normal Retirement Age, death or disability, the Advisory Committee will direct the Trustee to commence distribution of the Eligible Portion not later than one year after the close of the fifth Plan Year following the Plan Year in which the Participant separated from Service. If the Participant resumes employment with the Employer on or before the last day of the fifth Plan Year following the Plan Year of his separation from Service, the mandatory distribution provisions of this paragraph (b) do not apply.

     For purposes of this Section 6.05, Employer Securities do not include any Employer Securities acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which the borrower repays the Exempt Loan in full.

     Period of Payment. The Advisory Committee will direct the Trustee to make distributions required under this Section 6.05 over a period not exceeding five years unless the Participant otherwise elects under the other distributions provisions of the Plan. If a Participant's Eligible Portion exceeds $500,000, the maximum payment period, subject to a contrary election by the Participant, is five years plus one additional year (but no more than five additional years) for each $100,00 (or fraction of $100,000) by which the Eligible Portion exceeds $500,000. The Advisory Committee will apply this Section 6.05 by adjusting the $500,000 and $100,000 limitations by the adjustment factor prescribed by the Secretary of the Treasury under Code ss.415(d). In no event will the distribution period exceed the period permitted under Section 6.02 of the Plan.

     6.06 DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS. A Participant may elect, at the time and in the manner prescribed by the Committee, to have any portion of his eligible rollover distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover designation. For purposes of this Section 6.06, a Participant includes a Participant's surviving spouse and the Participant's spouse or former spouse who is an alternate payee under a qualified domestic relations order.

     The following definitions apply to this Section 6.06:

(A) Eligible rollover distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the Participant, except an eligible rollover distribution does not include: any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent required under Code ss.401(a)(9); and the portion of any distribution which is not includible in gross income (determined without regard to the exclusion of net unrealized appreciation with respect to employer securities).

(B) Eligible retirement plan. An eligible retirement plan is an individual retirement account described in Code ss.408(a), an individual retirement annuity described in Code ss.408(b), an annuity plan described in Code ss.401(a), which accepts the Participant's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

(C) Direct rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

     6.07 DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS. Nothing contained in this Plan prevents the Trustee, in accordance with the direction of the Advisory Committee, from complying with the provisions of a qualified domestic relations order (as defined in Code ss.414(p)). This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code ss.414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if: (1) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (2) if the present value of the alternate payee's benefits under the Plan exceeds $5,000, and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this Section
6.07 gives a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not otherwise permitted under the Plan.

     The Advisory Committee must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Advisory Committee promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Advisory Committee must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Advisory Committee must provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

     If any portion of the Participant's Nonforfeitable Accrued Benefit is payable during the period the Advisory Committee is making its determination of the qualified status of the domestic relations order, the Advisory Committee must make a separate accounting of the amounts payable. If the Advisory Committee determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, the Advisory Committee will direct the Trustee to distribute the payable amounts in accordance with the order. If the Advisory Committee does not make its determination of the qualified status of the order within the 18 month determination period, the Advisory Committee will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Advisory Committee later determines the order is a qualified domestic relations order.

     To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the Advisory Committee may direct the Trustee to invest any partitioned amount in a segregated subaccount or separate account and to invest the account in Federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. The Trustee will make any payments or distributions required under this Section
6.07 by separate benefit checks or other separate distribution to the alternate payee(s).

                          * * * * * * * * * * * * * * *

                                   ARTICLE VII
                       EMPLOYER ADMINISTRATIVE PROVISIONS

     7.01 INFORMATION TO COMMITTEE. The Employer must supply current information to the Advisory Committee as to the name, date of birth, date of employment, annual compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Advisory Committee considers necessary. The Employer's records as to the current information the Employer furnishes to the Advisory Committee are conclusive as to all persons.

     7.02 NO LIABILITY. The Employer assumes no obligation or responsibility to any of its Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of its Advisory Committee (unless the Employer is the Advisory Committee), the Trustee or the Plan Administrator (unless the Employer is the Plan Administrator).

     7.03 INDEMNITY OF CERTAIN FIDUCIARIES. The Employer indemnifies and saves harmless the Plan Administrator and the members of the Advisory Committee, and each of them, from and against any and all loss resulting from liability to which the Plan Administrator and the Advisory Committee, or the members of the Advisory Committee, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Trust or Plan or both, including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 7.03 do not relieve the Plan Administrator or any Advisory Committee member from any liability he may have under ERISA for breach of a fiduciary duty. Furthermore, the Plan Administrator and the Advisory Committee members and the Employer may execute a letter agreement further delineating the indemnification agreement of this Section 7.03, provided the letter agreement must be consistent with and must not violate ERISA. The indemnification provisions of this Section 7.03 extend to the Trustee solely to the extent provided by a letter agreement executed by the Trustee and the Employer.

     7.04 EMPLOYER DIRECTION OF INVESTMENT. The Employer has the right to direct the Trustee with respect to the investment and re-investment of assets comprising the Trust Fund only if the Trustee consents in writing to permit such direction. If the Trustee consents to Employer direction of investment, the Trustee and the Employer must execute a letter agreement as a part of this Plan containing such conditions, limitations and other provisions they deem appropriate before the Trustee will follow any Employer direction as respects the investment or re-investment of any part of the Trust Fund.

     7.05 AMENDMENT TO VESTING SCHEDULE. Though the Employer reserves the right to amend the vesting schedule at any time, the Advisory Committee will not apply the amended vesting schedule to reduce the Nonforfeitable percentage of any Participant's Accrued Benefit derived from Employer contributions (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the Nonforfeitable percentage computed under the Plan without regard to the amendment. An amended vesting schedule will apply to a Participant only if the Participant receives credit for at least one Hour of Service after the new schedule becomes effective.

     If the Employer makes a permissible amendment to the vesting schedule, each Participant having at least 3 Years of Service with the Employer may elect to have the percentage of his Nonforfeitable Accrued Benefit computed under the Plan without regard to the amendment. For Plan Years beginning prior to January 1, 1989, the election described in the preceding sentence applies only to Participants having at least 5 Years of Service with the Employer. The Participant must file his election with the Advisory Committee within 60 days of the latest of (a) the Employer's adoption of the amendment; (b) the effective date of the amendment; or (c) his receipt of a copy of the amendment. The Advisory Committee, as soon as practicable, must forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. The election described in this Section 7.05 does not apply to a Participant if the amended vesting schedule provides for vesting at least as rapid at all times as the vesting schedule in effect prior to the amendment. For purposes of this
Section 7.05, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Nonforfeitable percentage of an Employee's rights to his Employer derived Accrued Benefit.

                          * * * * * * * * * * * * * * *

                                  ARTICLE VIII
                      PARTICIPANT ADMINISTRATIVE PROVISIONS

     8.01 BENEFICIARY DESIGNATION. Any Participant may from time to time designate, in writing, any person or persons, contingently or successively, to whom the Trustee will pay his Nonforfeitable Accrued Benefit in the event of his death and the Participant may designate the form and method of payment. The Advisory Committee will prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Advisory Committee, the form effectively revokes all designations filed prior to that date by the same Participant.

     A married Participant's Beneficiary designation is not valid unless the Participant's spouse consents, in writing, to the Beneficiary designation. The spouse's consent must acknowledge the effect of that consent. The spousal consent requirements of this paragraph do not apply if: (1) the Participant and his spouse are not married throughout the one year period ending on the date of the Participant's death; (2) the Participant's spouse is the Participant's sole primary beneficiary; (3) the Plan Administrator is not able to locate the Participant's spouse; (4) the Participant is legally separated or has been abandoned (within the meaning of State law) and the Participant has a court order to that effect; or (5) other circumstances exist under which the Secretary of the Treasury will excuse the consent requirement. If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent.

     8.02 NO BENEFICIARY DESIGNATION/DEATH OF BENEFICIARY. If a Participant fails to name a Beneficiary in accordance with Section 8.01, or if the Beneficiary named by a Participant predeceases him, then the Trustee will pay the Participant's Nonforfeitable Accrued Benefit in accordance with Section 6.02 in the following order of priority to:

          (a) The Participant's surviving spouse;

          (b) The Participant's surviving children, including adopted children, in equal shares;

          (c) The Participant's surviving parents, in equal shares; or

          (d) The Participant's estate.

     If the Beneficiary does not predecease the Participant, but dies prior to distribution of the Participant's entire Nonforfeitable Accrued Benefit, the Trustee will pay the remaining Nonforfeitable Accrued Benefit to the Beneficiary's estate unless the Participant's Beneficiary designation provides otherwise. The Advisory Committee will direct the Trustee as to the method and to whom the Trustee will make payment under this Section 8.02.

     8.03 PERSONAL DATA TO COMMITTEE. Each Participant and each Beneficiary of a deceased Participant must furnish to the Advisory Committee such evidence, data or information as the Advisory Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true and complete evidence, data and information when requested by the Advisory Committee, provided the Advisory Committee advises each Participant of the effect of his failure to comply with its request.

     8.04 ADDRESS FOR NOTIFICATION. Each Participant and each Beneficiary of a deceased Participant must file with the Advisory Committee from time to time, in writing, his post office address and any change of post office address. Any communication, statement or notice addressed to a Participant, or Beneficiary, at his last post office address filed with the Advisory Committee, or as shown on the records of the Employer, binds the Participant, or Beneficiary, for all purposes of this Plan.

     8.05 ASSIGNMENT OR ALIENATION. Subject to Code ss.414(p) relating to qualified domestic relations orders or Code ss.401(a)(13)(C) relating to certain judgments, orders, decrees and settlement agreements, which order or require the Participant to pay the Plan for any unlawful acts committed by the Participant against the Plan, neither a Participant nor a Beneficiary may anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustee will not recognize any such anticipation, assignment or alienation. Furthermore, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.

     8.06 NOTICE OF CHANGE IN TERMS. The Plan Administrator, within the time prescribed by ERISA and the applicable regulations, must furnish all Participants and Beneficiaries a summary description of any material amendment to the Plan or notice of discontinuance of the Plan and all other information required by ERISA to be furnished without charge.

     8.07 LITIGATION AGAINST THE TRUST. A court of competent jurisdiction may authorize any appropriate equitable relief to redress violations of ERISA or to enforce any provisions of ERISA or the terms of the Plan. A fiduciary may receive reimbursement of expenses properly and actually incurred in the performance of his duties with the Plan.

     8.08 INFORMATION AVAILABLE. Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, contract or any other instrument under which the Plan was established or is operated. The Plan Administrator will maintain all of the items listed in this Section 8.08 in his office, or in such other place or places as he may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary the Plan Administrator will furnish him with a copy of any item listed in this Section
8.08. The Plan Administrator may make a reasonable charge to the requesting person for the copy so furnished.

     8.09 APPEAL PROCEDURE FOR DENIAL OF BENEFITS. A Participant or a Beneficiary ("Claimant") may file with the Advisory Committee a written claim for benefits, if the Participant or Beneficiary determines the distribution procedures of the Plan have not provided him his proper Nonforfeitable Accrued Benefit. The Advisory Committee must render a decision on the claim within 60 days of the Claimant's written claim for benefits. The Plan Administrator must provide adequate notice in writing to the Claimant whose claim for benefits under the Plan the Advisory Committee has denied. The Plan Administrator's notice to the Claimant must set forth:

          (a) The specific reason for the denial;

          (b) Specific references to pertinent Plan provisions on which the Advisory Committee based its denial;

          (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed; and

          (d) Any appeal the Claimant wishes to make of the adverse determination must be in writing to the Advisory Committee within 75 days after receipt of the Plan Administrator's notice of denial of benefits. The Plan Administrator's notice must further advise the Claimant that his failure to appeal the action to the Advisory Committee in writing within the 75 day period will render the Advisory Committee's determination final, binding and conclusive.

     If the Claimant should appeal to the Advisory Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. The Claimant, or his duly authorized representative, may review pertinent Plan documents. The Advisory Committee will re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Advisory Committee must advise the Claimant of its decision within 60 days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the 60-day limit unfeasible, but in no event may the Advisory Committee render a decision respecting a denial for a claim for benefits later than 120 days after its receipt of a request for review.

     The Plan Administrator's notice of denial of benefits must identify the name of each member of the Advisory Committee and the name and address of the Advisory Committee member to whom the Claimant may forward his appeal.

     8.10  PARTICIPANT  DIRECTION  OF  INVESTMENT.  Except as  provided  in this
Section 8.10, a Participant does not have the right to direct the Trustee with respect to the investment or re-investment of the assets comprising the Participant's individual Account. Each Qualified Participant may direct the Trustee as to the investment of 25% of the value of the Participant's Accrued Benefit attributable to Employer Securities (the "Eligible Accrued Benefit") within 90 days after the Accounting Date of each Plan Year (to the extent a direction amount exceeds the amount to which a prior direction under this
Section 8.10 applies) during the Participant's Qualified Election Period. For the last Plan Year in the Participant's Qualified Election Period, the Trustee will substitute "50%" for "25%" in the immediately preceding sentence. The Qualified Participant must make his direction to the Trustee in writing, the direction may be effective no later than 180 days after the close of the Plan Year to which the direction applies, and the direction must specify which, if any, of the investment options the Participant selects.

     A Qualified Participant may choose one of the following investment options:

     (a) The distribution of the portion of his Eligible Accrued Benefit covered by the election. The Trustee will make the distribution within 90 days after the last day of the period during which the Qualified Participant may make the election. The provisions of this Plan applicable to a distribution of Employer Securities, including the put option requirements of Article XI, apply to this investment option.

     (b) The direct transfer of the portion of his Eligible Accrued Benefit covered by the election to another qualified plan of the Employer which accepts such transfers, but only if the transferee plan permits employee-directed investment and does not invest in Employer Securities to a substantial degree. The Trustee will make the direct transfer no later than 90 days after the last day of the period during which the Qualified Participant may make the election.

     For purposes of this Section 8.10, the following definitions apply:

     (i) "Qualified Participant" means a Participant who has attained age 55 and who has completed at least 10 years of participation in the Plan. A "year of participation" means a Plan Year in which the Participant was eligible for an allocation of Employer contributions, irrespective of whether the Employer actually contributed to the Plan for that Plan Year.

     (ii) "Qualified Election Period" means the 6-Plan-Year period beginning with the Plan Year in which the Participant first becomes a Qualified Participant.

     A Participant's right under this Section 8.10 to direct the investment of his Account applies to all Employer Securities acquired by the Plan.

                          * * * * * * * * * * * * * * *

                                   ARTICLE IX
                   ADVISORY COMMITTEE - DUTIES WITH RESPECT TO
                             PARTICIPANTS' ACCOUNTS

     9.01 MEMBERS' COMPENSATION, EXPENSES. The Employer must appoint an Advisory Committee to administer the Plan, the members of which may or may not be Participants in the Plan, or which may be the Plan Administrator acting alone. In the absence of an Advisory Committee appointment, the Plan Administrator assumes the powers, duties and responsibilities of the Advisory Committee. The members of the Advisory Committee will serve without compensation for services as such, but the Employer will pay all expenses of the Advisory Committee, except to the extent the Trust properly pays for such expenses, pursuant to
Article X.

     9.02 TERM. Each member of the Advisory Committee serves until the appointment of his successor.

     9.03 POWERS. In case of a vacancy in the membership of the Advisory Committee, the remaining members of the Advisory Committee may exercise any and all of the powers, authority, duties and discretion conferred upon the Advisory Committee pending the filling of the vacancy.

     9.04 GENERAL. The Advisory Committee has the following powers and duties:

          (a) To select a Secretary, who need not be a member of the Advisory Committee;

          (b) To determine the rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit and the Nonforfeitable percentage of each Participant's Accrued Benefit;

          (c) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan provided the rules are not inconsistent with the terms of this Agreement;

          (d) To construe and enforce the terms of the Plan and the rules and regulations it adopts, including interpretation of the Plan documents and documents related to the Plan's operation;

          (e) To direct the Trustee as respects the crediting and distribution of the Trust;

          (f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

          (g) To furnish the Employer with information which the Employer may require for tax or other purposes;

          (h) To engage the service of agents whom it may deem advisable to assist it with the performance of its duties; and

          (i) To engage the services of an Investment Manager or Managers (as defined in ERISA ss.3(38)), each of whom will have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control.

     The Advisory Committee must exercise all of its powers, duties and discretion under the Plan in a uniform and nondiscriminatory manner.

     9.05 FUNDING POLICY. The Advisory Committee will review, not less often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Advisory Committee must communicate periodically, as it deems appropriate, to the Trustee and to any Plan Investment Manager the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

     9.06 MANNER OF ACTION. The decision of a majority of the members appointed and qualified controls.

     9.07 AUTHORIZED REPRESENTATIVE. The Advisory Committee may authorize any one of its members, or its Secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents. The Advisory Committee must evidence this authority by an instrument signed by all members and filed with the Trustee.

     9.08 INTERESTED MEMBER. No member of the Advisory Committee may decide or determine any matter concerning the distribution, nature or method of settlement of his own benefits under the Plan, except in exercising an election available to that member in his capacity as a Participant, unless the Plan Administrator is acting alone in the capacity of the Advisory Committee.

     9.09 INDIVIDUAL ACCOUNTS. The Advisory Committee will maintain, or direct the Trustee to maintain, a separate Account, or multiple separate Accounts, in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan. The Advisory Committee must maintain one Account designated as the Employer Securities Account to reflect a Participant's interest in Employer Securities held by the Trust and another Account designated as the General Investments Account to reflect the Participant's interest in the Trust Fund attributable to assets other than Employer Securities. If a Participant re-enters the Plan subsequent to his having a Forfeiture Break in Service (as defined in Section 5.08(B)), the Advisory Committee, or the Trustee, must maintain a separate Account for the Participant's pre-Forfeiture Break in Service Accrued Benefit and a separate Account for his post-Forfeiture Break in Service Accrued Benefit unless the Participant's entire Accrued Benefit under the Plan is 100% Nonforfeitable.

     The Advisory Committee will make its allocations, or request the Trustee to make its allocations, to the Accounts of the Participants in accordance with the provisions of Section 9.11. The Advisory Committee may direct the Trustee to maintain a temporary segregated investment Account in the name of a Participant to prevent a distortion of income, gain or loss allocations under Section 9.11. The Advisory Committee shall maintain records of its activities.

     9.10 VALUE OF PARTICIPANT'S ACCRUED BENEFIT. The value of each Participant's Accrued Benefit consists of that proportion of the net worth (at fair market value) of the Employer's Trust Fund which the net credit balance in his Account bears to the total net credit balance in the Accounts of all Participants. For purposes of a distribution under the Plan, the value of a Participant's Accrued Benefit attributable to his General Investments Account is its value as of the valuation date immediately preceding the date of the distribution. The value of a Participant's Accrued Benefit attributable to his Employer Securities Account is its value determined according to the market price of the shares of Employer Securities on the date of valuation.

     9.11 ALLOCATION TO PARTICIPANT'S ACCRUED BENEFIT. A "valuation date" under this Plan is each Accounting Date and each interim valuation date determined under Section 10.14. As of each valuation date, the Advisory Committee must adjust General Investment Accounts to reflect net income, gain or loss since the last valuation date. The valuation period is the period beginning the day after the last valuation date and ending on the current valuation date.

[A] Employer Securities Account. As of the Accounting Date of each Plan Year, the Advisory Committee first will reduce Employer Securities Accounts for any forfeitures arising under Section 5.09 and then will credit the Employer Securities Account maintained for each Participant with the Participant's allocable share of Employer Securities (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust, with any forfeitures of Employer Securities and with any stock dividends on Employer Securities allocated to his Employer Securities Account. The Advisory Committee will allocate Employer Securities acquired with an Exempt Loan under Section 10.03[B] in accordance with that Section, subject however, to the provisions of paragraph [C] of this Section 9.11. Except as otherwise specifically provided in
Section  10.03[B],   the  Advisory   Committee  will  base  allocations  to  the
Participants' Accounts on dollar values expressed as shares of Employer Securities or on the basis of actual shares where there is a single class of Employer Securities. In making a forfeiture reduction under this Section 9.11, the Advisory Committee, to the extent possible, first must forfeit from a Participant's General Investments Account before making a forfeiture from his Employer Securities Account.

[B] General Investments Account. The allocation provisions of this paragraph apply to all Participant General Investment Accounts other than segregated investment Accounts. The Advisory Committee first will adjust the Participant General Investment Accounts, as those Accounts stood at the beginning of the current valuation period, by reducing the Accounts for any forfeitures arising under section 5.09 or under Section 9.14, for amounts charged during the valuation period to the Accounts in accordance with Section 9.13 (relating to distributions) and for the amount of any General Investment Account which the Trustee has fully distributed since the immediately preceding valuation date. The Advisory Committee then, subject to the restoration allocation requirements of Section 9.14, will allocate the net income, gain or loss pro rata to the adjusted Participant General Investment Accounts. The allocable net income, gain or loss is the net income (or net loss), including the increase or decrease in the fair market value of assets, since the last valuation date. In making its allocations under this Section 9.11[B], the Advisory Committee will exclude Employer Securities and interest paid by the Trust on an Exempt Loan.

[C] Dividends on Employer Securities. The Advisory Committee will allocate any cash dividends the Employer pays with respect to Employer Securities to the General Investments Accounts of participants in the same ratio, determined on the dividend declaration date, that Employer Securities allocated to a Participant's Employer Securities Account bear to the Employer Securities allocated to all Employer Securities Accounts. The Advisory Committee will not allocate to the General Investments Accounts any cash dividends the Employer directs the Trustee to apply to the payment of an Exempt Loan nor any cash dividends the Advisory Committee directs the Trustee to distribute in accordance with Section 10.08. If the Employer directs the Trustee to apply cash dividends on Employer Securities to the payment of an Exempt Loan, the Advisory Committee first will allocate the released Employer Securities to the Participants' Employer Securities Accounts in the same ratio, determined on the dividend declaration date, that Employer Securities allocated to a Participant's Employer Securities Account bear to the Employer Securities allocated to all Employer Securities Accounts. This first allocation of released Employer Securities must equal the greater of: (1) the shares of released Employer Securities equal to the fair market value of the cash dividends attributable to the allocated Employer Securities; or (2) the number of shares of all released Employer Securities attributable to the cash dividends on allocated Employer Securities. If any released Employer Securities remain unallocated after the first allocation, the Advisory Committee will allocate these remaining released Employer Securities under Section 3.04(A) as if the Employer has made an Employer contribution equal to the amount of the cash dividend attributable to the unallocated Employer Securities.

[D] Segregated Investment Accounts. A segregated investment Account receives all income it earns and bears all expense or loss it incurs. As of the valuation date, the Advisory Committee must reduce a segregated Account for any forfeiture arising under Section 5.09 after the Advisory Committee has made all other allocations, changes or adjustments to the Account for the Plan Year.

[E] Additional rules. An excess Amount or suspense account described in Part 2 of Article III does not share in the allocation of net income, gain or loss described in this Section 9.11. This Section 9.11 applies solely to the allocation of net income, gain or loss of the Trust. The Advisory Committee will allocate the Employer contributions and Participant forfeitures, if any, in accordance with Article III.

     9.12 INDIVIDUAL STATEMENT. As soon as practicable after the Accounting Date of each Plan Year, but within the time prescribed by ERISA and the regulations under ERISA, the Plan Administrator will deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his Accrued Benefit in the Trust as of that date and such other information ERISA requires be furnished the Participant or Beneficiary. No Participant, except a member of the Advisory Committee, has the right to inspect the records reflecting the Account of any other Participant.

     9.13 ACCOUNT CHARGED. The Advisory Committee will charge a Participant's Account for all distributions made from that Account to the Participant, or to his Beneficiary or to an alternate payee. The Advisory Committee also will charge a Participant's Account for any administrative expenses incurred by the Plan directly related to that Account.

     9.14 UNCLAIMED ACCOUNT PROCEDURE. The Plan does not require either the Trustee or the Advisory Committee to search for, or to ascertain the whereabouts of, any Participant or Beneficiary. At the time the Participant's or Beneficiary's benefit becomes distributable under Article VI, the Advisory Committee, by certified or registered mail addressed to his last known address of record with the Advisory Committee or the Employer, must notify any Participant, or Beneficiary, that he is entitled to a distribution under this Plan. The notice must quote the provisions of this Section 9.14 and otherwise must comply with the notice requirements of Article VI. If the Participant, or Beneficiary, fails to claim his distributive share or make his whereabouts known in writing to the Advisory Committee within 6 months from the date of mailing of the notice, the Advisory Committee will treat the Participant's or Beneficiary's unclaimed payable Accrued Benefit as forfeited and will reallocate the unclaimed payable Accrued Benefit in accordance with Section 3.05. A forfeiture under this paragraph will occur at the end of the notice period or, if later, the earliest date applicable Treasury regulations would permit the forfeiture. Pending forfeiture, the Advisory Committee, following the expiration of the notice period, may direct the Trustee to segregate the Nonforfeitable Accrued Benefit in a segregated Account and to invest that segregated Account in Federally insured interest bearing savings accounts or time deposits (or in a combination of both), or in other fixed income investments.

     If a Participant or Beneficiary who has incurred a forfeiture of his Accrued Benefit under the provisions of the first paragraph of this Section 9.14 makes a claim, at any time, for his forfeited Accrued Benefit, the Advisory Committee must restore the Participant's or Beneficiary's forfeited Accrued
Benefit to the same dollar amount as the dollar amount of the Accrued Benefit forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. The Advisory Committee will make the restoration during the Plan Year in which the Participant or Beneficiary makes the claim, first from the amount, if any, of Participant forfeitures the Advisory Committee otherwise would allocate for the Plan Year, then from the amount, if any, of the Trust Fund net income or gain for the Plan Year and then from the amount, or additional amount, the Employer contributes to enable the Advisory Committee to make the required restoration. The Advisory Committee must direct the Trustee to distribute the Participant's or Beneficiary's restored Accrued Benefit to him not later than 60 days after the close of the Plan Year in which the Advisory Committee restores the forfeited Accrued Benefit. The forfeiture provisions of this Section 9.14 apply solely to the Participant's or to the Beneficiary's Accrued Benefit derived from Employer contributions.

                          * * * * * * * * * * * * * * *

                                    ARTICLE X
                           TRUSTEE, POWERS AND DUTIES

     10.01 ACCEPTANCE. The Trustee accepts the Trust created under the Plan and agrees to perform the obligations imposed. The Trustee must provide bond for the faithful performance of its duties under the Trust to the extent required by ERISA.

     10.02 RECEIPT OF CONTRIBUTIONS. The Trustee is accountable to the Employer for the funds contributed to it by the Employer, but does not have any duty to see that the contributions received comply with the provisions of the Plan. The Trustee is not obliged to collect any contributions from the Employer, nor is obliged to see that funds deposited with it are deposited according to the provisions of the Plan.

     10.03 FULL INVESTMENT POWERS.

[A] Trustee Powers. The Trustee has full discretion and authority with regard to the investment of the Trust Fund, except with respect to a Plan asset under the control or direction of a properly appointed Investment Manager or with respect to a Plan asset subject to Employer, Participant or Advisory Committee direction of investment. The Trustee must coordinate its investment policy with Plan financial needs as communicated to it by the Advisory Committee. The Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:

          (a) To invest the Trust Fund primarily in Employer Securities ("primarily" meaning the authority to hold and to acquire not more than 100% of the Trust Fund in Employer Securities) and to invest any part or all of the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds, put and call options traded on a national exchange, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury bills, U.S. Treasury notes and other direct or indirect obligations of the United States Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal, and to buy or sell options on common stock on a nationally recognized exchange with or without holding the underlying common stock, and to make any other investments the Trustee deems appropriate, as a prudent man would do under like circumstances with due regard for the purposes of this Plan. Any investment made or retained by the Trustee in good faith is proper but must be of a kind (with the exception of Employer Securities) constituting a diversification considered by law suitable for trust investments.

          (b) To retain in cash so much of the Trust Fund as it may deem advisable to satisfy liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account at reasonable interest.

          (c) To invest, if the Trustee is a bank or similar financial institution supervised by the United States or by a State, in any type of deposit of the Trustee (or of a bank related to the Trustee within the meaning of Code ss.414(b)) at a reasonable rate of interest or in a common trust fund (the provisions of which govern the investment of such assets and which the Plan incorporates by this reference) as described in Code ss.584 which the Trustee (or its affiliate, as defined in Code ss.1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as trustee and which conforms to the rules of the Comptroller of the Currency.

          (d) To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Trustee decides.

          (e) To credit and distribute the Trust as directed by the Advisory Committee. The Trustee is not obliged to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee is accountable only to the Advisory Committee for any payment or distribution made by it in good faith on the order or direction of the Advisory Committee.

          (f) To borrow money, to assume indebtedness, extend mortgages and encumber by mortgage or pledge.

          (g) To compromise, contest, arbitrate or abandon claims and demands, in its discretion.

          (h) To vote, subject to Section 10.17, all voting stock held by the Trust Fund;

          (i) To lease for oil, gas and other mineral purposes and to create mineral severances by grant or reservation; to pool or unitize interests in oil, gas and other minerals; and to enter into operating agreements and to execute division and transfer orders.

          (j) To hold any securities or other property in the name of the Trustee or its nominee, with depositories or agent depositories or in another form as it may deem best, with or without disclosing the trust relationship.

          (k) To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust.

          (l) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction.

          (m) To file all tax returns required of the Trustee.

          (n) To furnish to the Employer, the Plan Administrator and the Advisory Committee an annual statement of account showing the condition of the Trust Fund and all investments, receipts, disbursements and other transactions effected by the Trustee during the Plan Year covered by the statement and also stating the assets of the Trust held at the end of the Plan Year, which accounts are conclusive on all persons, including the Employer, the Plan Administrator and the Advisory Committee, except as to any act or transaction concerning which the Employer, the Plan Administrator or the Advisory Committee files with the Trustee written exceptions or objections within 90 days after the receipt of the accounts or for which ERISA authorizes a longer period within which to object.

          (o) To begin, maintain or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee is not obliged or required to do so unless indemnified to its satisfaction.

     The Trustee will allocate any insurance proceeds received from the purchase of insurance contracts under paragraph (a) to Participants' Accounts in the same manner as the allocation under Section 3.04(A) of the Employer contribution for the Plan Year in which the death of the insured Participant occurs.

[B] Exempt Loan. This Section 10.03[B] specifically authorizes the Trustee to enter into an Exempt Loan transaction. The following terms and conditions will apply to any Exempt Loan:

          (1) The Trustee will use the proceeds of the loan within a reasonable time after receipt only for any or all of the following purposes: (i) to acquire Employer Securities, (ii) to repay such loan, or (iii) to repay a prior Exempt Loan. Except as provided under Article XI, no Employer Security acquired with the proceeds of an Exempt Loan may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from this Plan, whether or not this Plan is then an employee stock ownership plan.

          (2) The interest rate of the Exempt Loan may not be more than a reasonable rate of interest.

          (3) Any collateral the Trustee pledges to the creditor must consist only of the assets purchased by the borrowed funds and those assets the Trust used as collateral on the prior Exempt Loan repaid with the proceeds of the current Exempt Loan.

          (4) The creditor may have no recourse against the Trust under the Exempt Loan except with respect to such collateral given for the Exempt Loan, contributions (other than contributions of Employer Securities) that the Employer makes to the Trust to meet its obligations under the Exempt Loan, and earnings attributable to such collateral and the investment of such contributions. The payment made with respect to an Exempt Loan by the Plan during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less such payments in prior years. The Advisory Committee and the Trustee must account separately for such contributions and earnings in the books of account of the Plan until the Trust repays the Exempt Loan.

          (5) In the event of default upon the loan, the value of Plan assets transferred in satisfaction of the Exempt Loan must not exceed the amount of the default, and if the lender is a Disqualified Person, the Exempt Loan must provide for transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the Exempt Loan.

          (6) The Trustee must add and maintain all assets acquired with the proceeds of an Exempt Loan in a suspense Account. In withdrawing assets from the suspense Account, the Trustee will apply the provisions of Treas. Reg. ss.ss.54.4975-7(b)(8) and (15) as if all securities in the suspense Account were encumbered. Upon the payment of any portion of the loan, the Trustee will effect the release of assets in the suspense Account from encumbrances. For each Plan Year during the duration of the Exempt Loan, the number of Employer
          Securities released must equal the number of encumbered Employer Securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the amount of principal and interest paid for the Plan Year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future Plan Years. The number of future Plan Years under the loan must be definitely ascertainable and must be determined without taking into account any possible extension or renewal periods. If the interest rate under the Exempt Loan is variable, the interest to be paid in future Plan Years must be computed by using the interest rate applicable as of the end of the Plan Year. If collateral includes more than one class of Employer Securities, the number of Employer Securities of each class to be released for a Plan Year must be determined by applying the same fraction to each such class. The Advisory Committee will allocate assets withdrawn from the suspense Account to the Accounts of Participants who otherwise share in the allocation of the Employer's contribution for the Plan Year for which the Trustee has paid the portion of the Exempt Loan resulting in the release of the assets. The Advisory Committee consistently will make this allocation as of each Accounting Date on the basis of non-monetary units, taking into account the relative Compensation of all such Participants for such Plan Year.

          (7) The loan must be for a specific term and may not be payable at the demand of any person except in the case of default.

          (8) Notwithstanding the fact this Plan ceases to be an employee stock ownership plan, Employer Securities acquired with the proceeds of an Exempt Loan will continue after the Trustee repays the loan to be subject to the provisions of Treas. Reg. ss.ss.54.4975-7(b)(4), (10),
          (11) and (12) relating to put, call or other options and to buy-sell or similar arrangements, except to the extent these regulations are inconsistent with Code ss.409(h).

     10.04 RECORDS AND STATEMENTS. The records of the Trustee pertaining to the Plan must be open to the inspection of the Plan Administrator, Advisory Committee and the Employer at all reasonable times and may be audited from time to time by any person or persons as the Employer, Plan Administrator or Advisory Committee may specify in writing. The Trustee must furnish the Plan Administrator or Advisory Committee with whatever information relating to the Trust Fund the Plan Administrator or Advisory Committee considers necessary.

     10.05 FEES AND EXPENSES FROM FUND. The Trustee will receive reasonable annual compensation as may be agreed upon from time to time between the Employer and the Trustee. The Trustee will pay all fees and expenses reasonably incurred by it in its administration of the Plan from the Trust Fund, unless the Employer pays the fees and expenses. The Advisory Committee will not treat any fee or expense paid, directly or indirectly, by the Employer as an Employer contribution, provided the fee or expense relates to the ordinary and necessary administration of the Fund. No person who is receiving full pay from the Employer may receive compensation for services as Trustee.

     10.06 PARTIES TO LITIGATION. Except as otherwise provided by ERISA, only the Employer, the Plan Administrator, the Advisory Committee, and the Trustee are necessary parties to any court proceeding involving the Trustee or the Trust Fund. No Participant, or Beneficiary, is entitled to any notice of process unless required by ERISA. Any final judgment entered in any proceeding will be conclusive upon the Employer, the Plan Administrator, the Advisory Committee, the Trustee, Participants and Beneficiaries.

     10.07 PROFESSIONAL AGENTS. The Trustee may employ and pay from the Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as in its opinion may be necessary. The Trustee may delegate to any agent, attorney, accountant or other person selected by it any non-Trustee power or duty vested in it by the Plan, and the Trustee may act or refrain from acting on the advice or opinion of any agent, attorney, accountant or other person so selected.

     10.08 DISTRIBUTION OF TRUST FUND. Subject to Section 13.06, the Trustee will make all distributions of benefits under the Plan in Employer Securities valued at fair market value at the time of distribution. The Trustee will pay in cash any fractional security share to which a Participant or his Beneficiary is entitled. In the event the Trustee is to make a distribution in shares of Employer Securities, the Trustee may apply any balance in a Participant's General Investments Account to provide whole shares of Employer Securities for distribution at the then fair market value.

     If the Employer's charter or bylaws restrict ownership of substantially all shares of Employer Securities to Employees, or to the Trust, as described in Code ss.409(h)(2), the Trustee will make the distribution of a Participant's Accrued Benefit entirely in cash.

     Notwithstanding the preceding provisions of this Section 10.08, the Trustee, if directed in writing by the Advisory Committee, will pay, in cash, any cash dividends on Employer Securities allocated, or allocable to Participants' Employer Securities Accounts, irrespective of whether a Participant is fully vested in his Employer Securities Account. The Advisory Committee's direction must state whether the Trustee is to pay the cash dividend distributions currently, or within the 90 day period following the close of the Plan Year in which the Employer pays the dividends to the Trust. The Advisory Committee may request the Employer to pay dividends on Employer Securities directly to Participants.

     10.09 DISTRIBUTION DIRECTIONS. If no one claims a payment or distribution made from the Trust, the Trustee must promptly notify the Advisory Committee and then dispose of the payment in accordance with the subsequent direction of the Advisory Committee.

     10.10 THIRD PARTY/MULTIPLE TRUSTEES. No person dealing with the Trustee is obligated to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act upon any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and is not liable to any person in so acting. The certificate of the Trustee that it is acting in accordance with the Plan will be conclusive in favor of any person relying on the certificate. If more than two persons act as Trustee, a decision of the majority of such persons controls with respect to any decision regarding the administration or investment of the Trust Fund or any portion of the Trust Fund with respect to which such persons act as Trustee. However, the signature of only one Trustee is necessary to effect any transaction on behalf of the Trust.

     10.11 RESIGNATION. The Trustee may resign at any time as Trustee of the Plan by giving 30 days' written notice in advance to the Employer and to the Advisory Committee. If the Employer fails to appoint a successor Trustee within 60 days of its receipt of the Trustee's written notice of resignation, the Trustee will treat the Employer as having appointed itself as Trustee and as having filed its acceptance of appointment with the former Trustee.

     10.12 REMOVAL. The Employer, by giving 30 days' written notice in advance to the Trustee, may remove any Trustee. In the event of the resignation or removal of a Trustee, the Employer must appoint a successor Trustee if it intends to continue the Plan. If two or more persons hold the position of Trustee, in the event of the removal of one such person, during any period the selection of a replacement is pending, or during any period such person is unable to serve for any reason, the remaining person or persons will act as the Trustee.

     10.13 INTERIM DUTIES AND SUCCESSOR TRUSTEE. Each successor Trustee succeeds to the title to the Trust vested in his predecessor by accepting in writing his appointment as successor Trustee and filing the acceptance with the former Trustee and the Advisory Committee without the signing or filing of any further statement. The resigning or removed Trustee, upon receipt of acceptance in writing of the Trust by the successor Trustee, must execute all documents and do all acts necessary to vest the title of record in any successor Trustee. Each successor Trustee has and enjoys all of the powers, both discretionary and ministerial, conferred under this Agreement upon his predecessor. A successor Trustee is not personally liable for any act or failure to act of any predecessor Trustee, except as required under ERISA. With the approval of the Employer and the Advisory Committee, a successor Trustee, with respect to the Plan, may accept the account rendered and the property delivered to it by a predecessor Trustee without incurring any liability or responsibility for so doing.

     10.14 VALUATION OF TRUST. The Trustee must value the Trust Fund as of each Accounting Date to determine the fair market value of each Participant's Accrued Benefit in the Trust, and the Trustee also must value the Trust Fund on such other dates, as directed by the Advisory Committee. With respect to activities carried on by the Plan, an independent appraiser meeting requirements similar to those prescribed by Treasury regulations under Code ss.170(a)(1) must perform all valuations of Employer Securities which are not readily tradeable on an established securities market. The valuation requirement of the immediately preceding sentence applies to all Employer Securities acquired by the Plan.

     10.15 LIMITATION ON LIABILITY -- IF INVESTMENT MANAGER APPOINTED. The Trustee is not liable for the acts or omissions of any Investment Manager or Managers the Advisory Committee may appoint, nor is the Trustee under any obligation to invest or otherwise manage any asset of the Plan which is subject to the management of a properly appointed Investment Manager. The Advisory Committee, the Trustee and any properly appointed Investment Manager may execute a letter agreement as a part of this Plan delineating the duties, responsibilities and liabilities of the Investment Manager with respect to any part of the Trust Fund under the control of the Investment Manager.

     10.16 INVESTMENT IN GROUP TRUST FUND. The Trustee, for collective investment purposes, may combine into one trust fund the Trust created under this Plan with the Trust created under any other qualified retirement plan the Employer maintains. However, the Trustee must maintain separate records of account for the assets of each Trust in order to reflect properly each Participant's Accrued Benefit under the plan(s) in which he is a Participant.

     10.17 PARTICIPANT VOTING RIGHTS -- EMPLOYER SECURITIES. With respect to the voting of Employer Securities which are not part of a registration-type class of securities (as defined in Code ss.409(e)(4)), a Participant (or Beneficiary) has the right to direct the Trustee regarding the voting of such Employer Securities allocated to his Employer Securities Account with respect to any corporate matter which involves the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as the Treasury may prescribe in regulations.

     The voting rights provided in this Section 10.17 extend to all corporate matters requiring a vote of stockholders with respect to Employer Securities allocated to the Participant's Employer Securities Account which are:

          (a) part of a registration type class of securities; or

          (b) Employer Securities acquired after July 10, 1989, pursuant to a "securities acquisition loan" within the meaning of Code ss.133.

                          * * * * * * * * * * * * * * *

                                   ARTICLE XI
                                  MISCELLANEOUS

     11.01 EVIDENCE. Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. Both the Advisory Committee and the Trustee are fully protected in acting and relying upon any evidence described under the immediately preceding sentence.

     11.02 NO RESPONSIBILITY FOR EMPLOYER ACTION. Neither the Trustee nor the Advisory Committee has any obligation or responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or eligible Employee, or for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan. Furthermore, the Plan does not require the Trustee or the Advisory Committee to collect any contribution required under the Plan, or to determine the correctness of the amount of any Employer contribution. Neither the Trustee nor the Advisory Committee need inquire into or be responsible for any action or failure to act on the part of the others, or on the part of any other person who has any responsibility regarding the management, administration or operation of the Plan, whether by the express terms of the Plan or by a separate agreement authorized by the Plan or by the applicable provisions of ERISA. Any action required of a corporate Employer must be by its Board of Directors or its designate.

     11.03 FIDUCIARIES NOT INSURERS. The Trustee, the Advisory Committee, the Plan Administrator and the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund. The liability of the Advisory Committee and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.

     11.04 WAIVER OF NOTICE. Any person entitled to notice under the Plan may waive the notice, unless the Code or Treasury regulations prescribe the notice or ERISA specifically or impliedly prohibits such a waiver.

     11.05 SUCCESSORS. The Plan is binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee, the Advisory Committee, the Plan Administrator and their successors.

     11.06 WORD USAGE. Words used in the masculine also apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural includes the singular and the singular includes the plural.

     11.07 STATE LAW. Florida law will determine all questions arising with respect to the provisions of this Agreement except to the extent superseded by Federal law.

     11.08 EMPLOYMENT NOT GUARANTEED. Nothing contained in this Plan, or with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, gives any Employee, Employee-Participant or any Beneficiary any right to continue employment, any legal or equitable right against the Employer, or Employee of the Employer, or against the Trustee, or its agents or employees, or against the Plan Administrator, except as expressly provided by the Plan, the Trust, ERISA or by a separate agreement.

                          * * * * * * * * * * * * * * *

                                   ARTICLE XII
                    EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

     12.01 EXCLUSIVE BENEFIT. Except as provided under Article III, the Employer has no beneficial interest in any asset of the Trust and no part of any asset in the Trust may ever revert to or be repaid to an Employer, either directly or indirectly; nor, prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, may any part of the corpus or income of the Trust Fund, or any asset of the Trust, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries.

     12.02 AMENDMENT BY EMPLOYER. The Employer has the right at any time and from time to time:

          (a) To amend this Agreement in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) this Plan and the Trust created under it under the appropriate provisions of Code ss.401(a); and

          (b) To amend this Agreement in any other manner.

     No amendment may authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. No amendment may cause or permit any portion of the Trust Fund to revert to or become a property of the Employer. The Employer also may not make any amendment which affects the rights, duties or responsibilities of the Trustee, the Plan Administrator or the Advisory Committee without the written consent of the affected Trustee, the Plan Administrator or the affected member of the Advisory Committee. The Employer must make all amendments in writing. Each amendment must state the date to which it is either retroactively or prospectively effective.

(A) Code section 411(d)(6) protected benefits. An amendment (including the adoption of this Plan as a restatement of an existing plan) may not decrease a Participant's Accrued Benefit, except to the extent permitted under Code ss.412(c)(8), and may not reduce or eliminate Code ss.411(d)(6) protected benefits determined immediately prior to the adoption date (or, if later, the effective date) of the amendment. An amendment reduces or eliminates Code ss.411(d)(6) protected benefits if the amendment has the effect of either (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or (2) except as provided by Treasury regulations, eliminating an optional form of benefit. The Advisory Committee must disregard an amendment to the extent application of the amendment would fail to satisfy this paragraph. If the Advisory Committee must disregard an amendment because the amendment would violate clause (1) or clause (2), the Advisory Committee must maintain a schedule of the early retirement option or other optional forms of benefit the Plan must continue for the affected Participants.

     12.03 DISCONTINUANCE. The Employer has the right, at any time, to suspend or discontinue its contributions under the Plan, and to terminate, at any time, this Plan and the Trust created under this Agreement. The Plan will terminate upon the first to occur of the following:

         (a) The date terminated by action of the Employer;

         (b) The dissolution or merger of the Employer, unless the successor makes provision to continue the Plan, in which event the successor must substitute itself as the Employer under this Plan. Any termination of the Plan resulting from this paragraph (b) is not effective until compliance with any applicable notice requirements under ERISA.

     12.04 FULL VESTING ON TERMINATION. Upon either full or partial termination of the Plan, or, if applicable, upon complete discontinuance of profit sharing plan contributions to the Plan, an affected Participant's right to his Accrued Benefit is 100% Nonforfeitable, irrespective of the Nonforfeitable percentage which otherwise would apply under Article V.

     12.05 MERGER/DIRECT TRANSFER. The Trustee may not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation or transfer, the surviving Plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger or consolidation or transfer. The Trustee possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of other retirement plans described in Code ss.401(a), including an elective transfer, and to accept the direct transfer of plan assets, or to transfer plan assets, as a party to any such agreement.

     The Trustee may accept a direct transfer of plan assets on behalf of an Employee prior to the date the Employee satisfies the Plan's eligibility conditions. If the Trustee accepts a direct transfer of plan assets, the Advisory Committee and Trustee must treat the Employee as a Participant for all purposes of the Plan except the Employee is not a Participant for purposes of sharing in Employer contributions or Participant forfeitures under the Plan until he actually becomes a Participant in the Plan.

(A) Elective transfers. The Trustee may not consent to, or be a party to a merger, consolidation or transfer of assets with a defined benefit plan, except with respect to an elective transfer, or unless the transferred benefits are in the form of paid-up individual annuity contracts guaranteeing the payment of the transferred benefits in accordance with the terms of the transferor plan and in a manner consistent with the Code and with ERISA. The Trustee will hold, administer and distribute the transferred assets as a part of the Trust Fund and the Trustee must maintain a separate Employer contribution Account for the benefit of the Employee on whose behalf the Trustee accepted the transfer in order to reflect the value of the transferred assets. Unless a transfer of assets to this Plan is an elective transfer, the Plan will preserve all Code ss.411(d)(6) protected benefits with respect to those transferred assets, in the manner described in Section 13.02. A transfer is an elective transfer if: (1) the transfer satisfies the first paragraph of this Section 13.05; (2) the transfer is voluntary, under a fully informed election by the Participant; (3) the Participant has an alternative that retains his Code ss.411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating); (4) the transfer satisfies the applicable spousal consent requirements of the Code; (5) the transferor plan satisfies the joint and survivor notice requirements of the Code, if the Participant's transferred benefit is subject to those requirements; (6) the Participant has a right to immediate distribution from the transferor plan, in lieu of the elective transfer; (7) the transferred benefit is at least the greater of the single sum distribution provided by the transferor plan for which the Participant is eligible or the present value of the Participant's accrued benefit under the transferor plan payable at that plan's normal retirement age; (8) the Participant has a 100% Nonforfeitable interest in the transferred benefit; and
(9) the transfer otherwise satisfies applicable Treasury regulations. An elective transfer may occur between qualified plans of any type.

(B) Distribution restrictions under Code ss.401(k). If the Plan receives a direct transfer (by merger or otherwise) of elective contributions (or amounts treated as elective contributions) under a Plan with a Code ss.401(k) arrangement, the distribution restrictions of Code ss.ss.401(k)(2) and (10) continue to apply to those transferred elective contributions.

     12.06   TERMINATION.   Upon  termination  of  the  Plan,  the  distribution
provisions of Article VI remain operative, with the following exceptions:

         (1) if the present value of the Participant's Nonforfeitable Accrued Benefit does not exceed $5,000, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit to him in lump sum as soon as administratively practicable after the Plan terminates; and

         (2) if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $5,000, the Participant or the Beneficiary, in addition to the distribution events permitted under Article VI, may elect to have the Trustee commence distribution of his Nonforfeitable Accrued Benefit as soon as administratively practicable after the Plan terminates.

     To liquidate the Trust, the Advisory Committee will purchase a deferred annuity contract for each Participant which protects the Participant's distribution rights under the Plan, if the Participant's Nonforfeitable Accrued Benefit exceeds $5,000 and the Participant does not elect an immediate distribution pursuant to paragraph (2).

     If this  paragraph  applies,  in lieu of the  preceding  provisions of this
Section 13.06 and the distribution provisions of Article VI, the Advisory Committee will direct the Trustee to distribute each Participant's Nonforfeitable Accrued Benefit, in lump sum, as soon as administratively practicable after the termination of the Plan, irrespective of the present value of the Participant's Nonforfeitable Accrued Benefit and whether the Participant consents to that distribution. This paragraph applies only if: (1) the Plan does not provide an annuity option; (2) the Plan is a defined contribution plan at the time of its termination date; and (3) as of the period between the Plan termination date and the final distribution of assets, the Employer does not maintain any other defined contribution plan (other than an ESOP).

     The Trust will continue until the Trustee in accordance with the direction of the Advisory Committee has distributed all of the benefits under the Plan. On each valuation date, the Advisory Committee will credit any part of a Participant's Accrued Benefit retained in the Trust with its proportionate share of the Trust's income, expenses, gains and losses, both realized and unrealized. Upon termination of the Plan, the amount, if any, in a suspense account under
Article III will revert to the Employer, subject to the conditions of the Treasury regulations permitting such a reversion. A resolution or amendment to freeze all future benefit accrual but otherwise to continue maintenance of this Plan, is not a termination for purposes of this Section 13.06.

     IN WITNESS WHEREOF, the Employer and the Trustee have executed this Plan and Trust in Melbourne, Florida this _____ day of __________________________, 1998.


                                         SOFTWARE TECHNOLOGY, INC.


                                        By: /s/
                                           -------------------------------------
                                             Officer

                                        EXIGENT INTERNATIONAL


                                        By: /s/
                                           -------------------------------------
                                             Officer

                                         /s/ Don F. Riordan
                                         ---------------------------------------
                                         DON F. RIORDAN
                                         Trustee

                                 FIRST AMENDMENT
                            SOFTWARE TECHNOLOGY, INC.
                     RESTATED EMPLOYEE STOCK OWNERSHIP PLAN
                               AND TRUST AGREEMENT

     A restated Employee Stock Ownership Plan effective February 1, 1998, was adopted by Software Technology, Inc. The Plan provides in Article XII that the Plan may be amended by an instrument in writing duly executed. It is advisable to amend the Plan in certain respects.

     IT IS THEREFORE AGREED:

     Subsection (C) of Section 5.04 of Article V is hereby added as follows, effective January 1, 1999:

          (C) 0% Vested Participant. The deemed cash-out rule applies to a 0% vested Participant. A 0% vested Participant is a Participant whose Accrued Benefit derived from Employer contributions is entirely forfeitable at the time of his Separation from Service. Under the deemed cash-out rule, the Advisory Committee will treat the 0% vested Participant as having received a cash-out distribution on the date of the Participant's Separation from Service or, if the Participant's Account is entitled to an allocation of Employer contributions for the Plan Year in which he separates from Service, as soon as administratively feasible following the allocation date for said contribution. For purposes of applying the restoration provisions of this Section 5.04, the Advisory Committee will treat the 0% vested Participant as repaying his cash-out "distribution" on the first date of his re-employment with the Employer.

    In all other respects, the Software Technology, Inc. Restated Employee Stock Ownership Plan and Trust Agreement as initially adopted and subsequently amended shall remain in full force and effect.

    IN WITNESS WHEREOF, the Employer has caused this First Amendment to the Software Technology, Inc. Restated Employee Stock Ownership Plan and Trust Agreement to be executed by its duly authorized officer this 24th day of February, 1999, effective as set forth herein.

                                            SOFTWARE TECHNOLOGY, INC.


                                            By:  /s/ Don F. Riordan, Jr.
                                               ---------------------------------
                                                DON F. RIORDAN, JR.,
                                                Executive Vice President

                                                 /s/ Don F. Riordan, Jr.
                                                --------------------------------
                                                 DON F. RIORDAN, JR.,
                                                 Trustee